DEAR SHAREHOLDER:

[PHOTO]
Frank J. Jones, Ph.D.


     The year 1995 continued the economic expansion which began during March, 1991. Early in 1995, the policy goal of the Federal Reserve (the "Fed") was a "soft landing," and the major risk was thought to be that growth might be too rapid, thus causing inflation. Thus, participants in the bond and stock markets were somewhat defensive. This concern was evidenced by the fact that the Fed continued to tighten monetary policy during early 1995 (the last tightening was on February 1). However, during the second quarter of 1995, while the goal was still a "soft landing," there was a tilt in the perceived risk from too rapid growth to too slow growth, with perhaps a "hard landing" or recession to follow. This concern was also evidenced by Fed behavior. As a result, on July 6, the Fed eased the Fed Funds target rate (from 6% to 5.75%), the first easing since September 4, 1992. The Fed again eased on December 19 (to 5.50%).

     At year-end 1995, the consensus view was that a "soft landing" would be achieved during 1996--the Blue Chip consensus of economists forecasts a 2.7% increase in real gross domestic product (relative to an estimated 3.3% in 1995) and a 2.8% increase in the consumer price index during 1996. The concern continues to be, however, that the "soft landing" will turn into a recession. And the consumer spending/retail sales sector is viewed as vulnerable and particularly critical. In addition, the resolution of a federal budget deficit reduction policy is, as discussed below, pivotal for the 1996 economy.

     The U.S. stock and bond markets performed much better than commonly expected during 1995. And the strong performance of the first half of 1995 continued in the second half. For the year ended December 31, 1995, the returns on the S&P 500 Index and the Lehman Aggregate Bond Index were 37.36% (the highest since 1958) and 18.47% (the highest since 1985), respectively(1). Much of the strength of these markets was due to the euphoria surrounding the anticipation of a budget deficit reduction package. If such a program were not implemented, the markets could correct significantly, as Fed chairman Alan Greenspan has continually instructed--and threatened--the Administration and the Congress.

     Strong corporate profits driven by business restructuring, strong capital expenditures and low labor costs have contributed to the strong stock market during 1995, as well as to the strong bond market. In addition, strong cash flows into common stock mutual funds supported the stock market during 1995--cash inflows into common stock funds during 1995 were $128.89 billion, only slightly below the record inflows during the entire year of 1993 (of $128.95). On the other hand, bond mutual funds experienced negative cash flows during 1995 (outflows of $4.11 billion during 1995, relative to 1993's record inflows of $113.60 billion) and municipal bond mutual funds and global bond funds, in particular, experienced more significant outflows than other types of bond funds.

THE OUTLOOK FOR U.S. MARKETS

     As indicated, the consensus view of economic forecasters is that of a "soft landing," specifically a 2.7% increase in real GDP and 2.8% in CPI during 1996. Critical elements of this forecast are the consummation of a federal budget deficit reduction program, relatively strong capital expenditures by businesses, relatively strong exports and relatively weak consumption demand.

     A common interest rate forecast consistent with this economic forecast is for bond yields to decline moderately in the first half of 1996 and to increase somewhat in the second half. One or more Fed easings in the first half of 1996 is expected and would support this forecast. With respect to the stock market, the absence of either a strong rally or a sharp sell-off in the bond market would be somewhat neutral for the stock markets, although Fed easings could lead to declining short-term rates (and a steepening yield curve) and could benefit the stock market. Declining corporate profits during the year, however, should limit the potential increases in the stock market during 1996. Another risk to the stock market is mass withdrawals from the common stock mutual funds, although the relative stability of 401(k) and other retirement-related investments in common stock mutual funds should limit such outflows.

     The major risks for the economic outlook center on Washington, D.C. Since the common expectation in economic and market forecasts has been the consummation of a budget reduction deal, the absence of such would cause "all bets to be off."

     The economic expectations for 1996 by economic analysts are much more homogenous than is typical, so much so that a contrarian would readily assert that these forecasts will not be vindicated. At this time, it seems that if the common forecast is in error, the actual outcome is likely to be a weaker, rather than a stronger, economy than the forecast. A moderate recession during mid-1996 is possible. One scenario for such a

--------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 Index and the Lehman Aggregate Bond Index are not available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

weak economy could be the absence of a federal budget reduction policy and a resulting absence of Fed easing to support a weakening economy.

     For the markets, another critical element of the Washington deliberations is specific tax policy. For example, the implementation of a capital gains tax rate reduction, which seems likely, could lead to a short term--six to nine months--decrease in the price of "heirloom stocks," which are primarily high-quality growth stocks which have low turnovers and therefore high unrealized capital gains. On the other hand, such a reduction could cause increases in the prices of lower turnover stocks, for example, lower cap value stocks. The implementation of the indexation of capital gains, which seems much less likely, would be an unmitigated benefit to the stock market. The implementation of a flat tax, in addition to being negative for housing prices, would also be negative for the municipal bond market.

     The stock and bond markets in 1995 had strong upward trends with only moderate volatility. Due primarily to the importance of their dependence on Washington policy, they are likely to be much more volatile during 1996.

INTERNATIONAL MARKETS

     Internationally, 1995 was a year of moderate to slow economic growth, with the central banks of Japan, Germany and the U.K. all ending the year with monetary easings to support their economies (Japan and Germany did not tighten monetary policy at all during the year, but the U.K. did tighten early in the year, as did the U.S.).

     The 1996 economic forecast for Japan and Germany is for low inflation, but weak growth; for the U.K., the forecast is for moderate growth and moderate inflation. By the end of 1995, growth prospects for the Japanese economy were improving (consistent with the improving Japanese stock market during the last half of 1995) and growth prospects for Germany were waning.

     Consistent with the weak international economies during 1995, there were reasonably strong bond markets and only moderately strong stock markets. Specifically, the local currency bond returns of the U.S., Japan, Germany and the U.K. were all quite similar, but the U.S. stock market was substantially stronger than its counterparts. For 1996, many analysts are forecasting that this stock market relationship will be reversed, that is, foreign stock markets may outperform U.S. stocks.

     Global political risk during 1996 could also be high with an election in the U.S., and elections potentially in Japan and the U.K., as well as uncertainties regarding the common currency in Europe.

CONCLUSION

     Many professionals missed the early 1995 rallies in the stock and bond markets. Given this failure, it seems that the prospects of those of us employed in other professions achieving successful market timing are small. We believe that the experience of 1995 reemphasizes the lesson that wise investors do not attempt to make significant short-term changes in their asset allocation, but rather determine their long-term asset allocation by fundamental factors, such as the expected length of their working life, their short-term financial needs and perhaps demographic factors. They should, thus, manage their overall portfolios on a long-term basis. We believe that 1995 demonstrates the wisdom of this fundamental investment philosophy.

     I now invite you to read the portfolio manager interviews on the following pages to learn more about the Funds and the investment strategies used during the past year.

                                        Regards,

                                        /S/ Frank J. Jones
                                        Frank J. Jones, Ph.D.
                                        President, The Park Avenue Portfolio

THE PARK AVENUE PORTFOLIO

TABLE OF CONTENTS                                   PORTFOLIO         SCHEDULE
                                                     MANAGER            OF
                                                    INTERVIEW       INVESTMENTS
--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND                            2                15

OBJECTIVE:  Long-term growth of capital                "WE UTILIZE WHAT WE
--------------------------------------------      BELIEVE TO BE SUPERIOR
PORTFOLIO:  At least 80% common stocks and        DECISION-MAKING SYSTEMS
            securities convertible into           INCLUDING A BOTTOM-UP
            common stocks                         QUANTITATIVE STOCK SCORING
--------------------------------------------      SYSTEM AND TOP-DOWN PORTFOLIO
INCEPTION: June 1, 1972                           MANAGEMENT STYLE PREDICTORS.
--------------------------------------------      OUR ORGANIZATIONAL CULTURE
NET ASSETS AT DECEMBER 31, 1995: $972,274,595     SUPPORTS INDEPENDENT THINKING
--------------------------------------------      AND THE FLEXIBILITY TO ACT
                                                  QUICKLY. AND, I SUSPECT, WE
                                                  WORK JUST A LITTLE HARDER THAN
                                                  MOST OF OUR COMPETITORS."

                                                    ---Charles E. Albers, C.F.A.
                                                       Portfolio Manager

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND                       6                19

OBJECTIVE:  Long-term total investment                 "THIS YEAR'S U.S. ECONOMY
            return consistent with moderate       REMINDS ME OF VOLTAIRE'S
            risk                                  DOCTOR PANGLOSS WHEN HE SAYS,
--------------------------------------------      'THIS IS THE BEST OF ALL
PORTFOLIO:  A mixture of: common stocks and       POSSIBLE WORLDS.' THE FUND
            convertible securities;               REAPED THE REWARDS OF THAT
            investment grade debt                 ENVIRONMENT."
            obligations and U.S. government
            securities; and money market            --Jonathan C. Jankus, C.F.A.
            instruments                               Portfolio Manager
--------------------------------------------
INCEPTION:  February 16, 1993
--------------------------------------------
NET ASSETS AT DECEMBER 31, 1995: $70,591,328
--------------------------------------------
--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND          8                21

OBJECTIVE:  Long-term growth of capital                "THOUGH MOST OVERSEAS
--------------------------------------------      MARKETS HAVE LAGGED BEHIND THE
PORTFOLIO:  At least 80% in a diversified         U.S. THIS YEAR, WE ARE QUITE
            portfolio of common stocks of         OPTIMISTIC ABOUT THE OUTLOOK
            companies domiciled outside of        FOR 1996. WE WILL CONTINUE TO
            the United States                     LOOK FOR STOCKS OF
--------------------------------------------      HIGH-QUALITY COMPANIES TO ADD
INCEPTION: February l 6, 1993                     TO OUR FUND'S PORTFOLIO."
--------------------------------------------
NET ASSETS AT DECEMBER 31, 1995: $44,545,764              --R. Robin Menzies
--------------------------------------------                Portfolio Manager
--------------------------------------------------------------------------------

                                                     PORTFOLIO         SCHEDULE
                                                      MANAGER             OF
                                                     INTERVIEW       INVESTMENTS
--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND                10               25

OBJECTIVE:  A high level of current income             "1995 WAS A GOOD YEAR FOR
            and capital appreciation without      THE U.S. BOND MARKETS AND,
            undue risk                            DESPITE THE BUDGET IMPASSE IN
--------------------------------------------      WASHINGTON, THERE ARE VERY
PORTFOLIO:  At least 80% investment-grade         POSITIVE THEMES FOR THE
            bonds and U.S. government             UPCOMING YEAR."
            securities
--------------------------------------------             --Michele S. Babakian
INCEPTION:  February 16, 1993                              Portfolio Manager
--------------------------------------------
NET ASSETS AT DECEMBER 31, 1995: $53,706,330
--------------------------------------------
--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND                             12               27

OBJECTIVE:  Maximum current income exempt              "THE PORTFOLIO'S OVERALL
            from federal taxes                    CREDIT QUALITY IS AA+, WHICH
--------------------------------------------      IS THE SECOND HIGHEST POSSIBLE
PORTFOLIO:  At least 80% investment grade         RANKING. WE DON'T BELIEVE THAT
            obligations issued by state and       LOWER QUALITY BONDS OFFER
            local authorities                     ENOUGH EXTRA YIELD TO
--------------------------------------------      COMPENSATE FOR THE ADDED RISK
INCEPTION:  February 16, 1993                     AND PRICE VOLATILITY."
--------------------------------------------
NET ASSETS AT DECEMBER 31, 1995: $17,501,249          --Alexander M. Grant. Jr.
--------------------------------------------            Portfolio Manager
--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND                        14               29

OBJECTIVE:  As high a level of current                 "WE LOOK AT THE FUND AS A
            income as is consistent with          PLACE WHERE PEOPLE CAN PARK
            liquidity and preservation of         THEIR MONEY UNTIL THEY DECIDE
            capital                               WHERE THEY WANT TO INVEST
--------------------------------------------      IT--WHETHER IT BE STOCKS,
PORTFOLIO:  Short-term money market               BONDS OR TAX-EXEMPTS.
            instruments                           THEREFORE, WE SEEK TO PROVIDE
--------------------------------------------      INVESTORS WITH A COMBINATION
INCEPTION:  November 3, 1982                      OF SOLID RETURNS, LIQUIDITY
--------------------------------------------      AND PRESERVATION OF CAPITAL."
NET ASSETS AT DECEMBER 31, 1995: $69,913,008
--------------------------------------------           --Alexander M. Grant, Jr.
                                                         Portfolio Manager

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                     30

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                            38

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                     48

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                           50

THE GUARDIAN PARK AVENUE FUND

[PHOTO]
Charles E. Albers, C.F.A.
Portfolio Manager

Q. THIS HAS BEEN A TERRIFIC YEAR FOR ALL INVESTMENT CLASSES IN THE U.S. HOW HAS THE FUND PERFORMED IN THIS MARKET?

A. Stock market returns in 1995 were far above the previous 25-year compounded annual S&P 500 Index rate of 11.0%.(1) The 37.36% total return on the S&P 500 Index surpassed the 37.16% return of 1975, and one must go back to 1958 to find a higher return: 43.36%. Three major factors were behind 1995's stellar performance. First, the market experienced a drop in long-term interest rates during the year of roughly 2 full percentage points, from 7.9% to 5.9% on the 30-year Treasury Bond. Second, U.S. businesses generally experienced strong operating profits in 1995, with earnings from operations for S&P 500 companies increasing by roughly 14% from 1994 levels. And third, until the federal budget crisis at year's end, there was a reasonably balanced domestic political environment in 1995, with hopes for a reduction of capital gains taxes providing a special impetus to the securities markets.

     Most stock market investors did very well in 1995. However, the average investor had a lot of trouble keeping up with the performance of the S&P 500 Index, which was pulled upward by the strong leadership of roughly 25-50 large-capitalization growth stocks. For example, the Russell 2000 Index, a measure of small-capitalization stock behavior, returned only 28.45%, fully 8.91% behind the S&P 500.(1)

     In this context, for the fifth consecutive year, The Guardian Park Avenue Fund succeeded in outperforming the average growth mutual fund in our peer group, as tracked by Lipper Analytical Services, Inc., an independent mutual fund monitoring organization. The Guardian Park Avenue Fund produced a total return to shareholders of 34.28% in 1995,(2) compared with a lesser average return of 30.79% from the Lipper peer group average.(3)

     We are particularly proud of the Fund's long-term record. Over the last 15 years, the Fund's performance, as measured by total return, has ranked it among the top 10 U.S. equity funds, based on Lipper data, reported by Barron's.(4)

Q. HAS THERE BEEN ANY CHANGE IN PORTFOLIO MANAGEMENT STRATEGY? WHAT HAS BEEN THE IMPACT OF PORTFOLIO MANAGER JUDGMENT DURING 1995?

A. Our basic strategy has not changed. As you know, we use several quantitative models in managing the Fund, and believe that this has given us a competitive advantage over the years. Our multi-factor stock-scoring system has helped us keep the portfolio positioned in the more attractive stocks and sectors. This system performed well again in 1995.

     One portfolio characteristic where judgment comes into play is the positioning with respect to capitalization-size of stocks in the portfolio. Beginning in the first quarter of 1995, our analysis suggested that a move to larger capitalization stocks was desirable, and we moved substantially in that direction, as the chart indicates.

-------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index of 500 stocks that is generally considered to be representative of U.S. stock market activity. Likewise, the Russell 2000 Index is another index comprising 2,000 stocks with smaller capitalization than those of the S&P 500 Index and generally is considered to be another reflection of stock market performance. Neither index is available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of the Fund.

(2) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) Lipper Analytical Service, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 4th Quarter 1995. Rankings for the periods ended December 31, 1995 illustrate the Fund versus other growth funds in the specified period. The Fund ranked 6 out of a field of 108 growth funds over a fifteen-year period, 25 out of 153 for the ten-year period, 27 out of 237 for the five-year period and 187 out of 572 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales loads. The fifteen-year figures were presented in Barron's Lipper Mutual Funds Quarterly Report dated January 8, 1996.

-------------------------------------------------------------------------------
2

                     Weighted Average Market Capitalization
                                  ($ millions)

                   Graphical Representation of Bar Graph below

      12/31/94       3/31/95        6/30/95       9/30/95       12/31/95
      --------       -------        -------       -------       --------
       6,012          6,279         14,902        21,757         24,560


     As noted earlier, the large capitalization stocks produced the highest market performance in 1995, so our move was in the right direction. However, in retrospect, we did not go far enough in implementing this theme. The weighted average market capitalization of the S&P 500 Index was $30.57 billion at year-end and, ideally, our portfolio would have had an even higher average-capitalization size.

     Another important portfolio characteristic we must deal with is the weight of the investments in each economic sector. Set forth on the following page are pie charts showing how sector weightings changed during 1995.

     The largest shift in sector weighting during 1995 was in Consumer Staples, which we increased from 6.3% to 17.9% of the portfolio. This group includes companies providing food, beverages, drugs and household products. Naturally, these stocks were favorably ranked by our proprietary stock scoring models; also, investing in these relatively large-cap, high-quality companies was consistent with our overall theme of increasing those characteristics in the portfolio. This shift has been positive for performance, as this sector provided returns above the broad market average during 1995. The other large increase in sector weight was in Utilities, which was increased from 0.3% up to 9.3% of the portfolio during 1995. Although the overall Utility sector slightly underperformed the S&P 500, the Fund's investments were made primarily in the telecommunications portion of the Utility sector, which outperformed the S&P
500. In the telecommunications sector, here again our stock scoring system identified some stocks which were well-ranked by our system, and exhibited the high-quality characteristics which we are presently emphasizing.

     The Capital Goods-Technology sector, which comprised on average one quarter of the Fund's holdings through the year, produced an above-average performance during 1995, when compared to the overall performance of the S&P 500. This sector produced outstanding returns during the first three quarters, but was a relative loser during the fourth. While these stocks were a major plus for the Fund during the year as a whole, the Fund's quarterly performance reflected the manic behavior of these volatile technology stocks.

Q. MR. ALBERS, YOU HAVE RECEIVED A LOT OF FAVORABLE PRESS COVERAGE THIS YEAR, INCLUDING THE NEW YORK TIMES, FORBES, AND INVESTOR'S BUSINESS DAILY. ANY COMMENT?

A. Basically, I try to manage these things so that media events do not take very much of my time. I believe it's very important for a portfolio manager to stay focused on the portfolio in order to achieve superior results.

     As you know, I've been managing this Fund since 1972, and media coverage has fluctuated from year-to-year. I really don't concern myself greatly with what the press is (or isn't) saying about me currently. My view is simply that if I keep doing the right things for the portfolio, then the performance figures will generally work out well most of the time . . . and so will the media coverage.

Q. WHAT IS YOUR OUTLOOK FOR 1996? AND WHAT CHANGES DO YOU ANTICIPATE MAKING IN THE FUND?

A. It is hard to predict the future and just because something happened in the past doesn't mean that it will happen again. But with that said, we hope to learn from our good choices and mistakes in 1995 and do a better job in 1996. Naturally, we will continue to follow the guidance of our proprietary stock-scoring system closely in 1996, because it has been such a reliable guide in the past.

     The economic outlook for 1996 is murky, as is generally the case. Currently, the evidence seems to

-------------------------------------------------------------------------------
                                                                              3
suggest that U.S. economic growth and the rate of profit growth are both slowing from the recent strong levels. In this type of slow-growth environment, historically the best performance has been found in the stocks of higher-quality companies, which are more resistant to profit pressures. Accordingly, during early 1996 we expect to continue moving the Fund's portfolio toward these higher-quality stocks.

     The market's 37.36% return in 1995 is not likely to be repeated soon. A review of the last 50 years of market history shows: After a "big" year (over +35%, like 1995), in 75% of cases another above-average year follows. Although past performance is no guarantee of future results, the history is compelling. So in line with that historical pattern, we believe that many of the positive underlying valuation dynamics which gave us a great 1995 are still in place, and that investors may enjoy some excellent returns in the future, too.

THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF DECEMBER 31, 1995

PORTFOLIO COMPOSITION

     The Guardian Park Avenue Fund portfolio holds approximately 240 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

                   Graphical Representation of Pie Chart below

               Cash & Cash Equivalents 8.10% Common Stocks 91.90%

   COMPARISON OF COMMON STOCKS HELD BY THE FUND ON DECEMBER 31, 1994 AND 1995

                Graphical Representation of two Pie Charts below

              1994                                        1995
Utilities                        0.3%     Utilities                        9.3%
Other                           18.2%     Other                            8.2%
Financial                       16.3%     Financial                       18.2%
Basic Industries                11.9%     Basic Industries                 7.4%
Energy                           9.3%     Energy                          12.4%
Consumer Cyclical               12.3%     Consumer Cyclical                3.3%
Consumer Staples                 6.3%     Consumer Staples                17.9%
Capital Goods--Technology       25.7%     Capital Goods--Technology       23.3%

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4

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 [GRAPHICAL REPRESENTATION OF DATA TABLE BELOW]


        The Guardian Park        S&P 500            Lipper U.S.         Cost of
           Avenue Fund            Index         Equity Growth Fund      Living
           -----------         -----------         -----------        ----------
6/1/72      1     9550          1    10000          1    10000         1   10000
1972        3     9495          3    10173          3     9548         3   10169
            4     9919          4    10936          4    10002         4   10266
            5     8954          5    10404          5     8773         5   10483
            6     7758          6     9802          6     7699         6   10676
1973        7     9104          7    10271          7     8788         7   10918
            8     8355          8     9320          8     7686         8   11184
            9     8898          9     9061          9     7492         9   11546
           10     8095         10     8376         10     6661        10   11836
1974       11     6816         11     6276         11     5224        11   12222
           12     7016         12     6861         12     5701        12   12536
           13     9052         13     8434         13     7001        13   12754
           14    10222         14     9724         14     8176        14   12923
1975       15     9524         15     8662         15     7174        15   13188
           16    10311         16     9410         16     7588        16   13430
           17    12315         17    10819         17     8924        17   13527
           18    12926         18    11077         18     9084        18   13696
1976       19    13570         19    11281         19     9043        19   13913
           20    14714         20    11627         20     9483        20   14106
           21    14576         21    10762         21     8951        21   14396
           22    15549         22    11107         22     9480        22   14614
1977       23    15171         23    10794         23     9340        23   14807
           24    15894         24    10765         24     9674        24   15048
           25    16187         25    10235         25     9527        25   15314
           26    17953         26    11100         26    10724        26   15700
1978       27    19593         27    12062         27    11821        27   16023
           28    18195         28    11455         28    11002        28   16401
           29    19967         29    12263         29    11945        29   16884
           30    20459         30    12583         30    12544        30   17440
1979       31    22496         31    13535         31    13793        31   17971
           32    23490         32    13539         32    14501        32   18575
           33    22448         33    12987         33    13536        33   19348
           34    24637         34    14722         34    15484        34   19928
1980       35    27184         35    16363         35    18053        35   20266
           36    28544         36    17908         36    19852        36   20870
           37    30553         37    18146         37    20432        37   21401
           38    30553         38    17726         38    20347        38   21860
1981       39    28042         39    15910         39    17993        39   22488
           40    30197         40    17010         40    19380        40   22729
           41    28244         41    15773         41    18074        41   22874
           42    28221         42    15682         42    18100        42   23430
1982       43    32079         43    17473         43    20123        43   23599
           44    37864         44    20656         44    24326        44   23599
           45    42172         45    22720         45    27061        45   23696
           46    49604         46    25228         46    30611        46   24010
1983       47    48521         47    25185         47    29869        47   24251
           48    48699         48    25281         48    29333        48   24493
           49    46645         49    24675         49    27414        49   24855
           50    47823         50    24028         50    26721        50   25048
1984       51    53053         51    26344         51    28574        51   25290
           52    54864         52    26823         52    28930        52   25483
           53    61531         53    29283         53    31492        53   25797
           54    65013         54    31410         54    33601        54   25966
1985       55    60468         55    30132         55    32193        55   26111
           56    72961         56    35290         56    37156        56   26449
           57    87232         57    40238         57    42720        57   26353
           58    93553         58    42592         58    44999        58   26425
1986       59    82543         59    39627         59    41062        59   26570
           60    86372         60    41842         60    42571        60   26763
           61   106899         61    50759         61    51317        61   27126
           62   104622         62    53272         62    52563        62   27440
1987       63   111995         63    56777         63    55749        63   27729
           64    88928         64    43977         64    44085        64   27947
           65   100336         65    46480         65    47392        65   28164
           66   107312         66    49515         66    50056        66   28502
1988       67   105853         67    49653         67    49730        67   28913
           68   107405         68    51158         68    50482        68   29179
           69   117426         69    54775         69    54123        69   29565
           70   124277         70    59546         70    58562        70   29976
1989       71   135523         71    65881         71    64497        71   30169
           72   133004         72    67206         72    63984        72   30531
           73   131155         73    65183         73    62581        73   31087
           74   131990         74    69211         74    63101        74   31401
1990       75   111334         75    59736         75    56465        75   32029
           76   116611         76    65046         76    61087        76   32415
           77   138452         77    74504         77    71872        77   32633
           78   136860         78    74303         78    71176        78   32874
1991       79   149260         79    78263         79    76341        79   33116
           80   157618         80    84775         80    83235        80   33382
           81   162079         81    82673         81    82319        81   33647
           82   159469         82    84210         82    80113        82   33889
1992       83   167044         83    86846         83    82496        83   34106
           84   189879         84    91214         84    89848        84   34396
           85   208279         85    95200         85    92144        85   34686
           86   215612         86    95619         86    92749        86   34879
1993       87   234327         87    98067         87    97203        87   35048
           88   228375         88   100342         88    99458        88   35338
           89   221844         89    96569         89    96044        89   35556
           90   219204         90    96936         90    93504        90   35773
1994       91   227287         91   101657         91    98580        91   36087
           92   225091         92   101617         92    97271        92   36280
           93   245507         93   111514         93   104431        93   36546
           94   271285         94   122063         94   114202        94   36836
12/31/95   95   302249         95   139569         95   126734        95   37126

     A hypothetical $10,000 investment made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge of 4.5%. This investment would have grown to $302,249 on December 31, 1995, which represents a total return of 2,922 percent. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would have had a total return of 1,296 percent and would now be worth $139,569. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been only $126,735. The cost of living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

                AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 12/31/95
                                                                       Since
                                                                     Inception
                                  1 Year     5 Years     10 Years     (6/1/72)
--------------------------------------------------------------------------------
Guardian Park Avenue Fund
  (without 4.5% sales charge)     34.28%      20.99%      15.27%       15.78%
--------------------------------------------------------------------------------
Guardian Park Avenue Fund
  (incl. 4.5% sales charge)       28.24%      19.88%      14.74%       15.55%
--------------------------------------------------------------------------------
S&P 500 Index                     37.36%      16.51%      14.75%       11.83%
--------------------------------------------------------------------------------
Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988 shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lipper Analytical Services, Inc. is an independent mutual fund monitoring organization.
--------------------------------------------------------------------------------

THE GUARDIAN ASSET ALLOCATION FUND

    [Photo]                            [Photo]

Frank J. Jones, Ph.D.                 Jonathan C. Jankus, C.F.A.
Co-Portfolio Manager                  Co-Portfolio Manager


Q. EVERY MAJOR U.S. ASSET CLASS HAS PERFORMED WELL THIS YEAR. HOW HAS THE FUND PERFORMED?

A. To say that the U.S. markets performed well is putting it mildly. The total bond market, as measured by the Lehman Aggregate Bond Index, returned 18.47% in 1995, the highest bond market return since the 22.10% return of 1985. Even this paled in comparison to stocks, whose total return, as measured by the S&P 500 Index, was fully 37.36%. You would have to go back to 1958's 43.36% return to find a better year.(1)

     For the year ended December 31, 1995, the Fund's return was 24.49%(2), placing it a bit above the average 23.56% return of funds with similar objectives and policies in the Lipper universe.(3) The Fund also slightly outperformed the median return of 23.84% produced by Morningstar's universe of asset allocation funds.(3) Since its inception on February 16, 1993, the Fund's total aggregate return of 36.66% (or 11.49% on an average annual basis) is a bit behind the aggregate return of 38.70% experienced by its composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index). This benchmark's 1995 return was an extraordinary 29.58%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE AND HOW HAS THE PORTFOLIO ALLOCATION AMONG STOCKS, BONDS AND CASH CHANGED OVER THE YEAR?

A. Clearly, the Fund's performance in 1995 was affected by the double digit returns of the bond and stock markets. Our portfolio allocation further determined the Fund's overall return. The Fund's year-end target weights of 77% stock, 20% bonds and 3% cash are very similar to the weights of 70% stock, 30% bonds and 0% cash with which we began the year. The important changes during the year came when the Fund's stock market exposure was reduced to as low as 50% of the Fund in the February-to-April period in reaction to huge market gains which appeared a bit overdone. However, an enormous rally in the bond market, as long-term interest rates declined by nearly 2% (from about 8% to 6%, from year-end 1994 to year-end 1995), made stocks seem reasonably priced again in relative terms and corporate profitability surged. This led us to re-establish a more bullish orientation in late April, and we have continued along this path.

     It is worth noting that the bond market rally was a global phenomenon. In fact, when compared to the bond markets of other developed countries in 1995, the U.S. market was only a mediocre performer as inflation subsided around the globe. Interestingly, U.S. stocks were indeed an exception to global equity market performance, as most equity markets around the world were disappointing, at best, due primarily to weak economic growth.
-------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 Index and the Lehman Aggregate Bond Index are not available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of the Fund.

(2) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures take into account the current maximum sales charge of 4.5%, except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) Lipper Analytical Service, Inc. and Morningstar are independent mutual fund monitoring and rating services and their database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Their returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

-------------------------------------------------------------------------------

Q. WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. Our portfolio weightings show that we consider both stocks and bonds attractive, so for the moment we will maintain our current weightings. For the economy as a whole, compared to a year ago, economists on average are expecting a bit less real growth (2.7% for 1996 versus the 3.0% that was expected for 1995 a year ago) and a bit less consumer inflation (2.9% for 1996 versus the 3.3% that was expected for 1995 a year ago). While growth is slowing, a recession does not seem to be at hand.

     Probably the greatest risk to our outlook could come from a shock to the bond markets, either in terms of an unexpected surge in inflation or supply. The latter concern (greater than expected bond issuance) is dependent on a resolution to the current budget disagreements in Washington. Adding this ingredient to the fact that this is a presidential election year should make 1996 interesting, to say the least. Quite possibly 1996 will prove to be a year when asset allocation decisions are critical.

THE GUARDIAN ASSET ALLOCATION FUND PROFILE
AS OF DECEMBER 31, 1995

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

         [GRAPH]

Data representation of graph:

       The Guardian Asset                               Lehman Aggreate
        Allocation Fund          S&P 500 Index          Bond Fund Index
        ---------------          --------------         ---------------
         1        9550           1        10000         1        10000
         2        9674           2        9980          2        10129
         3        9856           3        10190         3        10172
         4        9798           4        9944          4        10243
         5        9894           5        10209         5        10256
         6        10180          6        10239         6        10442
         7        10180          7        10198         7        10501
         8        10553          8        10584         8        10685
         9        10916          9        10503         9        10714
         10       10877          10       10720         10       10753
         11       10591          11       10618         11       10662
         12       10715          12       10746         12       10720
         13       11116          13       11111         13       10864
         14       10858          14       10810         14       10675
         15       10505          15       10339         15       10412
         16       10429          16       10472         16       10328
         17       10362          17       10643         17       10327
         18       10180          18       10383         18       10305
         19       10362          19       10723         19       10510
         20       10667          20       11162         20       10522
         21       10457          21       10890         21       10368
         22       10658          22       11134         22       10358
         23       10285          23       10729         23       10335
         24       10486          24       10887         24       10407
         25       10419          25       11170         25       10613
         26       11021          26       11604         26       10865
         27       11288          27       11946         27       10932
         28       11365          28       12398         28       11085
         29       11727          29       12788         29       11514
         30       11985          30       13085         30       11598
         31       12539          31       13519         31       11572
         32       12549          32       13553         32       11712
         33       12873          33       14124         33       11826
         34       12759          34       14074         34       11980
         35       13045          35       14691         35       12159
         36       13055          36       14974         36       12330


To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.(1) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Indexes begin at $10,000. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.

  MARKET EXPOSURE BY ASSET CLASS

         [PIE CHART]

Data representation of pie chart:

     Stock                       77.0%
     Bonds                       20.0%
     Cash & Cash Equivalents      3.0%

The market exposure shown above provides an illustration of the Fund's allocation to different market segments as of December 31, 1995. For a complete listing of Fund holdings, please refer to the Schedule of Investments.


                            Average Annual Returns(2)
                          reflecting 4.5% sales charge
                          ----------------------------
                    1 year ........................... 18.91%
                    Since inception (2/16/93) ........  9.72%

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

      [Photo]

R. Robin Menzies,
Portfolio Manager

Q. MARKETS IN THE UNITED STATES HAVE DONE VERY WELL THIS YEAR. HOW HAVE INTERNATIONAL MARKETS AND THE FUND PERFORMED?

A. International markets rose a decent 11.55% for the year ended December 31, 1995 according to our benchmark index, the Morgan Stanley Capital International
(MSCI) Europe, Australia and Far East (EAFE) Index, but international markets were overshadowed by a very strong Wall Street.(1) In dollar terms, according to MSCI, the best-performing area internationally during 1995 was Continental Europe (up 22.6%) and the worst was Japan (up a mere 0.9%). The main positive influence on international equity markets was the significant fall in bond yields during the course of the year, again led by the U.S. where the yield on the long bond fell by almost 2% from December 31, 1994 to December 31, 1995. As long bond yields fall, the more inclined large institutional investors are to buy equities instead of bonds since stocks offer potentially higher, albeit more volatile, capital returns. Profits and dividend growth were generally satisfactory in the international markets, but most economies outside the Far East slowed as the year progressed. The main positive unanticipated profits arose from companies shedding labor to cut costs. The Fund performed well in 1995, rising by 11.14%.(2)

Q. WHAT FACTORS AFFECTED PERFORMANCE THIS YEAR?

A. While the Fund benefited during the year as a whole from not having as much in Japan as did the MSCI/EAFE Index, the most significant factor helping performance was the increase we made to the Japanese stake in early July. (The Fund held 32% on average in Japan during the year, as compared to over 40% in the Index). This may sound contradictory, but let me explain. During the first half of the year, Japan was very weak, down 21.9% measured in yen, again according to MSCI. The Japanese economy stagnated due in part to a strong currency which made exports more expensive. Also, during the year, concerns over the state of the Japanese financial sector increased, rather like the S&L crisis in the U.S. a few years ago. In dollar terms, much of the fall was offset by the strength of the yen and the market was down by only 8% in dollars. By the middle of the year however, once the trade dispute with the U.S. had been settled, we saw the Japanese authorities, at last, taking a number of steps to boost their economy, including lowering interest rates and printing money. We felt that this would be good for the Japanese equity markets, even though it might well lead to a weaker yen at the same time. So, we increased the proportion of the Fund invested in Japan by about 5% of the total Fund, and at the same time we raised the proportion of the Japanese assets hedged from 30% to 50%. This means that we increased the percentage of our Japanese holdings that were protected (or "hedged") from downward exchange rate (or currency) movement. In the second half of 1995, this strategy worked. Japan's securities markets rose, according to MSCI, by 9.9% in dollar terms, but in yen terms it was even stronger, up by 33.6%. Our partial yen hedge helped the Fund to secure some of that large increase.

     As we were increasing our Japanese holdings, we purchased Rohm. Rohm is a world leader in specialist semiconductors for industrial applications. Two Rohm products that are doing particularly well at the moment are the lasers used in CD-ROM drives, and components
--------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the EAFE Index may not therefore always correlate closely. The EAFE Index is not available for investment.

(2) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
for cellular telephones. The company has an excellent record of new product development, and is also moving its production to the low-cost countries of Asia. Its dollar price rose by 36% over the year 1995.

     Another factor that contributed to our overall performance was the strong stock markets in continental Europe where we have 28.1% of our portfolio invested. In Italy, we recently purchased Gucci. Over the past three years, Gucci, the Italian luxury goods company, has cut costs and streamlined both its product range and distribution network. While this process is continuing, Gucci has started to take advantage of its powerful, but largely unexploited brand name to increase sales. In the context of a favorable trading environment for luxury goods, the outlook for earnings growth is very attractive.

Q. WHAT IS YOUR OUTLOOK FOR 1996? AND WHAT CHANGES DO YOU ANTICIPATE MAKING IN THE FUND?

A. We are quite optimistic about the outlook for international equities in 1996. We believe that there is room for further cuts in interest rates in Europe, and we are impressed by the moves many companies have made to cut costs, and hence to boost their profit margins. We will continue to look for high-quality companies for the Fund to invest in, and may increase the proportion invested in the so-called "Tiger" economies of the Pacific Rim, such as Hong Kong, Malaysia and Singapore, where economic growth continues to be strong and stock prices have lagged other areas recently.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND PROFILE AS OF DECEMBER 31, 1995

                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

             The Guardian
            Baillie  Gifford      The MSCI/EAFE
              Int'l Fund              Index
         --------------------    --------------

            1     9550           1     10000
            2     9661           2     10304
            3     9828           3     11206
            4    10348           4     11627
            5    10599           5     12535
            6    10386           6     12342
            7    10664           7     12777
            8    11361           8     13469
            9    11398           9     13169
           10    11891          10     12777
           11    11333          11     12394
           12    12353          12     13292
           13    12859          13     14418
           14    12643          14     14381
           15    12241          15     13765
           16    12596          16     14352
           17    12493          17     14273
           18    12381          18     14478
           19    12728          19     14620
           20    13056          20     14969
           21    12550          21     14501
           22    12934          22     14988
           23    12296          23     14271
           24    12285          24     14363
           25    11567          25     13815
           26    11586          26     13779
           27    12020          27     14642
           28    12332          28     15197
           29    12360          29     15019
           30    12360          30     14760
           31    13039          31     15683
           32    12925          32     15088
           33    13154          33     15387
           34    12944          34     14977
           35    13135          35     15398
           36    13654          36     16023

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Baillie Gifford International Fund and the MSCI/EAFE Index.(1) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.

                            AVERAGE ANNUAL RETURNS(2)
                          REFLECTING 4.5% SALES CHARGE
                          ----------------------------
                   1 year ...........................  6.14%
                   Since inception (2/16/93) ........ 11.46%
--------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

  Top 10 Holdings

COMPANY   NATURE OF COMPANY   COUNTRY   PERCENT
--------------------------------------------------------------------------------
MITSUBISHI HEAVY, INDS.   INDUSTRIAL MACHINERY JAPAN   1.88%
--------------------------------------------------------------------------------
SANWA BANK   BANKING   JAPAN   1.78%
--------------------------------------------------------------------------------
NOMURA SECURITIES   INVESTMENT COMPANY   JAPAN   1.57%
--------------------------------------------------------------------------------
SANDOZ AG   DRUGS AND HEALTHCARE   SWITZERLAND   1.55%
--------------------------------------------------------------------------------
DDI CORP.   TELECOMMUNICATIONS   JAPAN   1.53%
--------------------------------------------------------------------------------
BRIDGESTONE CORP.   TIRES AND RUBBER   JAPAN   1.42%
--------------------------------------------------------------------------------
CIBA GEIGY AG   CHEMICALS   SWITZERLAND   1.38%
--------------------------------------------------------------------------------
WINTERTHUR   INSURANCE   SWITZERLAND   1.36%
--------------------------------------------------------------------------------
KYOCERA CORP.   ELECTRONICS   JAPAN   1.33%
--------------------------------------------------------------------------------
ROHM   ELECTRONICS   JAPAN   1.27%
--------------------------------------------------------------------------------
For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

THE GUARDIAN INVESTMENT QUALITY BOND FUND

      [Photo]
  Michele S. Babakian,
  Portfolio Manager

Q. HOW DID THE GUARDIAN INVESTMENT QUALITY BOND FUND PERFORM IN 1995?

A. The Fund had a total return of 16.64% for the year.(1) This return compared favorably to our Morningstar peer group of funds that invest in general corporate and other bonds of various quality ratings. This group had a total return of 16.46% for the year ended December 31, 1995.(2) In 1995, the environment was ideal for bonds. The U.S. economy experienced modest economic growth and low inflation throughout the year. By the end of the second quarter, it appeared that a "soft landing" was being well orchestrated by the Federal Reserve Board. As a result, investors began to anticipate lower interest rates, and the bond markets rallied through the end of the fourth quarter, when the prospects for a deficit reduction package seemed bright.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Despite the budget impasse in Washington, which is presently of much concern to the bond market, there are very positive themes that can be identified as we begin 1996. We are encouraged that the gross domestic product is expected to be less than 3.0% for the year. Inflation, as measured by the consumer price index, is expected to be approximately 2.8%. In relation to inflation, real returns on bonds are still high, so we have room for yields to rally further. In this environment, the Fund will seek to analyze and invest in selective investment opportunities to provide investors with positive returns with limited investment risk.


Q. WHAT WERE THE MAIN FACTORS THAT AFFECTED THE FUND'S PERFORMANCE IN 1995?

A. Though the Fund slightly outperformed our peer group, we underperformed our broad market index, the Lehman Aggregate Bond Index, which produced a total return of 18.47 percent.(3) There are two main reasons why the Fund underperformed the Index.

     First was our choice of duration. "Duration" is used to measure the price change of a bond as market yields vary. At the beginning of 1995, the average duration of the Fund's holdings was 3.41 years. We positioned the Fund with a duration shorter than the Index's average duration of 4.67 years because the economic statistics suggested a strong economy with the potential for increased inflation. This scenario would have put us in a bear market where yields rise and prices fall and where a shorter duration portfolio would have been beneficial. However, by May, it appeared economic growth had moderated and we increased the Fund's duration to 4.44 years by June 30. At December 31, the Fund had an average duration of 4.78 years, which was slightly longer than the Index's year-end average duration of 4.47 years.

     The second reason for the underperformance compared to the Index was due to the Fund's under-exposure in the long corporate bond sector in the first quarter of the year. In 1995, the best performing bond market sector was the long duration, high-grade corporate sector (which according to Lehman data provided a return for the 1995 calendar year of 22.25%). Within the corporate sector, basic industry, transportation and Yankee bonds (i.e., dollar denominated bonds issued by foreign companies) were among the best performing categories. At the beginning
--------------------------------------------------------------------------------

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. Since October 21, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed .75% of the Fund's average daily net assets. Without these reimbursements, the performance figures would be lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for investment and its returns do not reflect any sales charges, which an investor may have to pay when purchasing shares of the Fund.
--------------------------------------------------------------------------------
    10
of the year, the Fund held only 9.2% in corporates (the Index held 16.03%), but the corporates held by the Fund were, on average, of shorter duration than the ones held by the Index, as discussed above. To make up for this shortfall, the Fund started to increase its investment in corporates with longer durations and by midyear, we had increased our holdings to 22.8% of the Fund's assets. We ended the year with 25.0% of our portfolio in corporates.

Q. BESIDES THE MOVEMENT INTO CORPORATE DEBT INSTRUMENTS, WHAT ELSE DID YOU
FAVOR?

A. During 1995, the Fund increased its holdings of asset-backed securities from 2.0% of the Fund on December 31, 1994 to 13.2% on December 31, 1995. Asset-backed securities are short-term bonds backed by the interest and principal payments on credit card, automobile loans and other consumer debt. In 1995, the asset-backed securities sector of the bond market had a total return of 13.43%, according to Lehman figures. While this return is not as high as the return generated from corporates, asset-backed securities are an important part of the Fund's portfolio because they fill a gap in duration. To keep the Fund's portfolio balanced and not create undue risk, we seek to have bonds in all maturity ranges. Although the duration of asset-backed securities is typically comparable to the duration found in short-term Treasury notes, we found the return on asset-backed securities satisfactory--better, in fact, than the return on Treasury-notes, with only slightly greater risk. We limited our selection of bonds in this sector to triple-A rated securities.

THE GUARDIAN INVESTMENT QUALITY BOND FUND PROFILE AS OF DECEMBER 31, 1995

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

            The Guardian            Lehman
         Investment Quality        Aggregate
             Bond Fund            Bond Index
         ------------------       ----------
            1     9550           1     10000
            2     9571           2     10129
            3     9646           3     10171
            4     9677           4     10242
            5     9627           5     10255
            6     9858           6     10441
            7     9876           7     10500
            8    10108           8     10684
            9    10140           9     10713
           10    10133          10     10753
           11    10011          11     10662
           12    10065          12     10720
           13    10251          13     10864
           14    10044          14     10676
           15     9771          15     10412
           16     9659          16     10329
           17     9616          17     10328
           18     9591          18     10305
           19     9714          19     10510
           20     9746          20     10523
           21     9623          21     10368
           22     9615          22     10359
           23     9563          23     10336
           24     9612          24     10407
           25     9768          25     10613
           26    10029          26     10865
           27    10072          27     10932
           28    10185          28     11085
           29    10533          29     11514
           30    10596          30     11598
           31    10551          31     11572
           32    10670          32     11712
           33    10753          33     11826
           34    10897          34     11980
           35    11071          35     12159
           36    11212          36     12330

To give you a comparison, the chart above shows the performance of a $10,000 investment made in TheGuardian Investment Quality Bond Fund and in the Lehman Aggregate Bond Index.(3) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5%, which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.

                   TOTAL PORTFOLIO COMPOSITION BY ASSET CLASS

                    Graphical Reprentation of Pie Chart Below

             Cash Equivalents                                 5.7%
             Corporate Bonds                                 23.7%
             Multi Class Mortgages                           17.7%
             Mortgage Pass-Throughs                           3.5%
             Asset-Backed Securities                         12.5%
             U.S. Government and Agencies                    36.9%

Percentages of invested assets exclude other assets and liabilities. For a complete list of portfolio holdings, please see the Schedule of Investments.

                             AVERAGE ANNUAL RETURNS(1)
                          REFLECTING 4.5% SALES CHARGE
                          ----------------------------
                     1 year ...........................  11.39%
                     Since inception (2/16/93) ........   4.06%
--------------------------------------------------------------------------------

THE GUARDIAN TAX-EXEMPT FUND

     [Photo]

Alexander M. Grant, Jr.,
Portfolio Manager

Q. HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN 1995?

A. The Fund produced a total return of 14.59% for the year ended December 31, 1995.(1) In comparison, the Lehman Municipal Bond Index produced a total return of 17.45%.(2) For the six months ended December 31, 1995, the Fund's total return was 6.86% or just slightly less than the Index, which produced a return of 7.12% over the same period.

     As of December 31, 1995, the Fund's 30-day yield was 4.85%. An individual in the highest federal income tax bracket would need to earn a taxable yield of roughly 8% to equate to the Fund's tax-free yield.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Certainly, proposed tax legislation has added volatility to our markets. A number of presidential candidates have been discussing a possible flat tax, which could diminish the tax advantages of municipal bonds when compared with other investments. Another proposed tax change which has received less publicity than the flat tax would remove the tax-free benefits for some financial companies that buy municipal bonds with the proceeds from long-term debt. Although this so-called de minimus rule would not directly affect The Guardian Tax-Exempt Fund or any other mutual fund, it has caused concern among municipal bond investors, like the Fund, because it would eliminate a significant category of buyers of municipals and therefore reduce the liquidity of the market. In addition, the stock market's 30+% returns in 1995 reduced the demand for municipal bonds as investors generally sought the higher potential returns of the equity markets rather than the advantages of tax-free investing. However, municipal bonds, like all fixed income securities, benefited from the sharp drop in intermediate and long-term interest rates in 1995.

Q. WHAT IS THE FUND'S INVESTMENT STRATEGY?

A. We do not, and will not, try to guess the direction of interest rates. Rather, we look for relative value in the market. Therefore, we keep the Fund's duration close to the duration of our benchmark index. By doing so, the Fund's net asset value should fluctuate in a similar manner as the index when interest rates change. In addition, our strategy is to protect the portfolio against call risk. Issuers of high coupon bonds tend to call their bonds when interest rates fall so that they can reissue debt at lower interest rates. To protect the portfolio against this call risk, we emphasize high-coupon, non-callable bonds. About 60% to 65% of the portfolio is non-callable, thereby protecting the portfolio in the event that interest rates fall further. Another Fund investment strategy is to buy high-quality bonds. The portfolio's overall credit quality is AA+, the second highest possible ranking. We don't believe that lower quality bonds offer enough extra yield to compensate for the added risk and price volatility.

Q. WHAT INDIVIDUAL SECURITIES IN THE FUND REPRESENT YOUR STRATEGY?

A. For example, we own State of Georgia 6.80% coupon general obligation bonds due 8/1/2000. The bonds are a natural triple A and are non-callable. A "natural triple A" is a triple A on its own merit and its
--------------------------------------------------------------------------------

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed .75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for investment and its returns do not reflect any sales charge which an investor may have to pay when purchasing shares of the Fund.
--------------------------------------------------------------------------------
12
rating is not enhanced by underlying collateral, such as U.S. Treasuries, or insurance. Another non-callable bond that has performed very well in this falling interest rate environment is Triborough Bridge & Tunnel Authority Revenue bonds, with a 6% coupon due 1/1/2012. The bonds are double A-rated.

     Non-callable bonds are currently trading in the marketplace at a 0.10% to 0.15% point premium to their callable counterparts. So during 1996, we may start to look at carefully selected high-coupon callable bonds in order to maintain our healthy tax-free returns.

THE GUARDIAN TAX-EXEMPT FUND PROFILE

Graphical Representation of Data Table Below

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      The Guardian         Lehman Municipal
                     Tax-Exempt Fund          Bond Index
                     ---------------       ----------------
                        1      9550           1    10000
                        2      9690           2    10245
                        3      9475           3    10137
                        4      9571           4    10239
                        5      9609           5    10296
                        6      9830           6    10468
                        7      9767           7    10482
                        8     10053           8    10700
                        9     10231           9    10822
                       10     10153          10    10843
                       11     10002          11    10748
                       12     10223          12    10974
                       13     10353          13    11100
                       14      9952          14    10812
                       15      9403          15    10372
                       16      9400          16    10460
                       17      9518          17    10551
                       18      9377          18    10486
                       19      9548          19    10678
                       20      9557          20    10715
                       21      9391          21    10558
                       22      9235          22    10371
                       23      9073          23    10183
                       24      9305          24    10407
                       25      9586          25    10705
                       26      9813          26    11016
                       27      9889          27    11143
                       28      9885          28    11156
                       29     10174          29    11512
                       30      9978          30    11411
                       31     10115          31    11519
                       32     10205          32    11665
                       33     10245          33    11739
                       34     10391          34    11910
                       35     10557          35    12107
                       36     10663          36    12224


To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index.(2) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.

                        PORTFOLIO COMPOSITION BY QUALITY
                        RATINGS ARE ACCORDING TO MOODY'S

                     CASH & CASH EQUIVALENTS ..............    3.9%
                     A ....................................   13.7%
                     Aa ...................................   32.5%
                     Aaa ..................................   49.9%

                             AVERAGE ANNUAL RETURNS(1)
                          REFLECTING 4.5% SALES CHARGE

                    1 year ............................  9.43%
                    Since inception (2/16/93) .........  2.26%
--------------------------------------------------------------------------------

THE GUARDIAN CASH MANAGEMENT FUND

Q. HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING 1995?

A. As of December 31, 1995, the effective 7-day yield was 5.17%, down slightly from June 30, 1995, when the effective 7-day yield was 5.30%. The Fund produced a total return of 5.22% for 1995.(1)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE IN 1995?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. In February, the Fed raised the Fed Funds target rate 0.50 percentage points to 6.00%, the seventh such increase in a year. The Fed Funds Rate is the interest rate that member banks charge each other when they lend money overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can direct member banks to move in the direction of the target rate. As the economy slowed in the spring, investors began to expect the Fed to lower interest rates. As a result, market forces exerted downward pressure on the rates offered on short-term instruments, i.e., the type of investments made by the Fund, even before the Fed acted. In July, and again in December, the Fed lowered rates .25 percentage points. At year-end, the Fed Funds target rate was 5.50%.

Q. WHAT IS YOUR INVESTMENT STRATEGY?

A. We look at The Guardian Cash Management Fund as a place where people can park their money until they decide where they want to invest it--whether it be stocks, bonds or tax-exempts. Therefore, we try, and will continue to try, to provide a good 7-day yield offering safety and liquidity. As a result, the Fund invests primarily in top-rated commercial paper due within 30 days. At the end of 1995, the Fund's average maturity was 18 days for maximum liquidity and safety. A shorter maturity is less volatile when interest rates fluctuate. During the next year, we will continue our investment strategy to provide investors with a combination of solid returns, liquidity and preservation of capital.

--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results. During 1995, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent they exceeded .85% of the Fund's average daily net assets. Without these expense assumptions, the Fund's performance and yields would have been lower.
----------------------------------------------------------------------------
14

SCHEDULE OF INVESTMENTS
December 31, 1995


o THE GUARDIAN PARK AVENUE FUND

COMMON STOCKS -- 91.9%

   Shares                                      Value
-----------------------------------------------------
AEROSPACE AND DEFENSE -- 4.5%
     25,500   Boeing Co.                  $ 1,998,563
     59,000   Litton Industries, Inc.       2,625,500
     36,400   Lockheed Martin Corp.         2,875,600
    187,600   Logicon, Inc.                 5,159,000
     18,000   Loral Corporation               636,750
    231,000   McDonnell Douglas Corp.      21,252,000
     93,950   Precision Castparts Corp.     3,734,513
    110,000   Rockwell Int'l. Corp.         5,816,250
                                          -----------
                                           44,098,176
-----------------------------------------------------
BROADCASTING AND PUBLISHING -- 1.2%

     92,000   Capital Cities/ABC, Inc.     11,350,500
     10,000   Duff & Phelps Cr. Rating Co.    143,750
                                          -----------
                                           11,494,250
-----------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.2%
     32,700   Coachmen Industries, Inc.       711,225
     24,600   Del Webb Corp.*                 495,075
     30,000   McGrath RentCorp.               570,000
     10,100   NCI Building Systems, Inc.*     249,975
                                          -----------
                                            2,026,275
-----------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 1.0%
     69,400   Komag, Inc.                   3,201,075
     78,650   Paychex, Inc.                 3,922,668
    105,000   Read-Rite Corp.*              2,441,250
     37,300   Rexel, Inc.                     503,550
                                          -----------
                                           10,068,543
-----------------------------------------------------
CHEMICALS -- 3.1%
     34,000   Albemarle Corp.                 658,750
     77,800   Cambrex Corp.                 3,218,975
     59,700   E.I.Dupont De Nemours, Inc.*  4,171,536
    127,700   Eastman Chemical Co.          7,997,213
     50,200   Hercules, Inc.                2,830,025
     12,900   OM Group, Inc.                  427,313
    145,000   PPG Industries, Inc.          6,633,750
    126,400   Sterling Chemicals, Inc.*     1,027,000
    100,000   Union Carbide Corp.           3,750,000
                                          -----------
                                           30,714,562
-----------------------------------------------------
COAL -- 0.1%
     17,000   Eastern Enterprises             599,250
-----------------------------------------------------
COMPUTER SOFTWARE -- 4.0%
    387,000   Computer Associates
               International, Inc.         22,010,625
     55,000   Fair Isaac & Co., Inc.        1,423,125
    120,000   Microsoft Corp.*             10,530,000
     40,000   Oracle Systems Corp*          1,695,000
    101,000   SunGard Data Systems, Inc.    2,878,500
                                          -----------
                                           38,537,250
-----------------------------------------------------
CONGLOMERATES -- 1.4%
     90,000   Loews Corp.                 $ 7,053,750
     95,000   Textron, Inc.                 6,412,500
                                          -----------
                                           13,466,250
-----------------------------------------------------
CONTAINERS -- 0.1%
     14,250   Alltrista Corp.*                256,500
     29,000   Ball Corp.                      797,500
                                          -----------
                                            1,054,000
-----------------------------------------------------
COSMETICS AND TOILETRIES -- 0.4%
     72,800   Gillette Co.                  3,794,700
      8,100   Helen of Troy Ltd.*             170,100
                                          -----------
                                            3,964,800
-----------------------------------------------------
DRUGS AND HOSPITALS -- 8.5%
    154,000   Abbott Labs                   6,429,500
     35,000   Boston Scientific Corp.*      1,715,000
     82,400   Bristol-Myers Squibb Corp.    7,076,100
     97,377   Guidant Corp.                 4,114,178
    115,100   Johnson & Johnson             9,855,437
     90,396   Eli Lilly & Co., Inc.         5,084,775
    104,000   McKesson Corp.                5,265,000
     90,000   Medtronic, Inc.               5,028,750
    209,400   Merck & Co., Inc.            13,768,050
    129,000   Pfizer, Inc.                  8,127,000
    191,000   Schering Corp.               10,457,250
    100,000   Universal Health Svcs., Inc.  4,437,500
     37,400   Watson Pharmaceuticals, Inc.* 1,832,600
                                          -----------
                                           83,191,140
-----------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
     98,000   Applied Materials, Inc.       3,858,750
     60,000   Integrated Device Technology    772,500
     42,600   Linear Technology Corp.       1,672,050
     18,000   Sundstrand Corp.              1,266,750
                                          -----------
                                            7,570,050
-----------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.9%
    200,000   Analogic Corp.                3,700,000
     74,000   Electroglas, Inc.             1,813,000
     38,000   Tektronix, Inc.               1,866,750
     55,000   Vishay Intertechnology, Inc.  1,732,500
                                          -----------
                                            9,112,250
-----------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.7%
    129,500   Giant Industries, Inc.        1,586,375
    167,104   Holly Corp.                   3,780,728
     86,500   Howell Corp.                  1,243,438
                                          -----------
                                            6,610,541
-----------------------------------------------------
ENTERTAINMENT -- 0.2%
     59,272   Mattel, Inc.                  1,822,614
-----------------------------------------------------

See notes to financial statements.          *Non-income producing securities.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-----------------------------------------------------
   Shares                                      Value
-----------------------------------------------------
FERTILIZER -- 0.7%
    120,100   First Mississippi Corp.     $ 2,792,325
    289,300   Terra Industries, Inc.        4,086,362
                                          -----------
                                            6,878,687
-----------------------------------------------------
FINANCIAL-BANKS -- 3.8%
     90,000   BankAmerica Corp.             5,827,500
     80,000   Bank of New York, Inc.        3,900,000
     23,000   Central & Southern Holding Co.  207,000
     80,000   Chemical Banking Corp.        4,700,000
    123,464   Citicorp                      8,302,954
     75,000   Corestates Financial Corp.    2,840,625
     12,200   First Bank Systems Corp.        605,425
     12,400   First Empire State Corp.      2,703,200
     49,005   Hubco, Inc.                   1,084,236
    122,248   Norwest Corp.                 4,034,184
     70,000   Premier Bancorp., Inc.        1,636,250
     12,000   Star Banc Corp.                 714,000
                                          -----------
                                           36,555,374
-----------------------------------------------------
FINANCIAL-OTHERS -- 7.4%
    105,000   American Express Co.          4,344,375
    123,240   Capital One Financial Corp.   2,942,355
     95,000   Dean Witter Discover & Co.    4,465,000
     63,200   A.G. Edwards, Inc.            1,508,900
     60,000   Federal National Mortgage
               Association                  7,447,500
     15,245   Financial Sec. Assur
               Holdings Ltd.                  379,219
    163,000   First USA, Inc.               7,233,125
    577,000   Green Tree Financial Corp.   15,218,375
     50,000   Jefferies Group, Inc.         2,362,500
     57,400   McDonald & Co. Investments,
               Inc.                         1,033,200
    151,200   Merrill Lynch & Co., Inc.     7,711,200
    167,850   Morgan Keegan, Inc.           2,119,106
    152,200   Phoenix Duff & Phelps Corp.   1,046,375
     67,300   Raymond James Financial, Inc. 1,421,713
    120,000   Charles Schwab Corp.          2,415,000
    170,000   Travelers Group, Inc.        10,688,750
                                          -----------
                                           72,336,693
-----------------------------------------------------
FINANCIAL-THRIFT -- 3.3%
     24,000   Bell Bancorp                    858,000
     75,000   Brooklyn Bancorp., Inc.*      3,056,250
     88,750   Charter One Financial, Inc.   2,717,969
     47,000   Coastal Bank Svgs. Assn.-TX     822,500
    152,199   Collective Bancorp, Inc.      3,862,050
     90,000   Greenpoint Financial Corp.    2,407,500
     59,800   Loyola Capital Corp.          2,264,925
     27,060   MAF Bancorp, Inc.               676,500
     20,960   Pacific Crest Capital, Inc.     151,960
     84,800   Progressive Bank, Inc.      $ 2,501,600
     78,000   Standard Federal Bancorp-
               Troy, MI                     3,071,250
    347,851   Sovereign Bancorp, Inc.       3,521,991
    187,964   TCF Financial Corp.           6,226,308
                                          -----------
                                           32,138,803
-----------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 6.5%
     70,000   Anheuser-Busch Cos., Inc.     4,681,250
    206,800   Coca-Cola Co.                15,354,900
     73,700   IBP, Inc.                     3,721,850
    131,200   PepsiCo, Inc.                 7,330,800
    352,000   Philip Morris Cos., Inc.     31,856,000
                                          -----------
                                           62,944,800
-----------------------------------------------------
FOOTWEAR -- 0.2%
     66,100   Reebok International Ltd.     1,867,325
-----------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%

    115,400   Procter & Gamble Co.          9,578,200
-----------------------------------------------------
INFORMATION PROCESSING AND COMPUTERS -- 4.5%
    227,700   Amdahl Corp.*                 1,935,450
     46,200   Astro-Med, Inc.                 427,350
     60,000   Bay Networds, Inc.            2,467,500
     81,000   Cisco Systems, Inc.           6,044,625
     60,000   Compaq Computer Corp.         2,880,000
    146,400   Hewlett Packard Co.          12,261,000
     30,500   In Focus Systems, Inc.*       1,101,813
    245,400   Sun Microsystems, Inc.       11,196,375
    340,000   Tandem Computers, Inc.        3,612,500
     77,800   Teradyne, Inc.                1,945,000
                                          -----------
                                           43,871,613
-----------------------------------------------------
INSURANCE -- 2.2%

    119,700   Allstate Corp.                4,922,663
     74,000   Amer. Bankers Ins. Group,
               Inc.                         2,886,000
      9,000   Capitol Amer. Fin'l. Corp.      203,625
     20,000   CMAC Investment Corp.           880,000
     20,000   Integon Corp.                   412,500
     42,080   Liberty Financial Cos., Inc.  1,272,920
     65,000   MBIA, Inc.                    4,875,000
     67,000   MGIC Investment Corp.         3,634,750
     61,500   State Auto Financial Corp.    1,599,000
      7,900   Torchmark, Inc.                 357,475
                                           ----------
                                           21,043,933
-----------------------------------------------------
LEISURE PRODUCTS -- 0.1%
     64,200   Thor Industries, Inc.         1,243,875
-----------------------------------------------------
LODGING -- 0.7%
    417,800   Host Marriott Corp.*          5,535,850
    175,000   Prime Hospitality Corp.*      1,750,000
                                          -----------
                                            7,285,850
-----------------------------------------------------

* Non-income producing securities.           See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)


-----------------------------------------------------
   Shares                                      Value
-----------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.4%

     16,000   AGCO Corp.                   $  816,000
     30,000   Case Corp.                    1,372,500
    118,000   Dover Corp.                   4,351,250
    155,600   Global Industrial
               Technologies, Inc.*          2,936,950
     65,000   Kulicke & Soffa
               Industries, Inc.             1,511,250
     90,000   Millipore Corp.               3,701,250
     15,400   Robbins & Myers, Inc.           462,000
     31,000   Strattec Security Corp.         558,000
     58,900   Tecumseh Products Co.         3,048,075
     63,937   Varlen Corp.                  1,374,645
     60,000   York International Corp.      2,820,000
                                           ----------
                                           22,951,920
-----------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.4%
    130,000   Dillard Dept. Stores, Inc.    3,705,000
-----------------------------------------------------
MERCHANDISING-DRUGS -- 0.3%
     10,000   Longs Drug Stores Corp.         478,750
     75,000   Walgreen Co.                  2,240,625
                                           ----------
                                            2,719,375
-----------------------------------------------------
MERCHANDISING-FOOD -- 0.9%
     33,900   American Stores Co.*            906,825
    294,700   Casey's General Stores, Inc.  6,446,563
     22,000   Fleming Cos., Inc.              453,750
     23,000   SuperValu, Inc.                 724,500
                                           ----------
                                            8,531,638
-----------------------------------------------------
MERCHANDISING-SPECIAL -- 0.4%
     35,000   CompUSA, Inc.*                1,089,375
     80,000   Melville Corp.                2,460,000
     45,000   Pier 1 Imports, Inc.            511,875
                                           ----------
                                            4,061,250
-----------------------------------------------------
METALS AND MINING -- 0.4%
     70,000   Aluminum Co. of America       3,701,250
-----------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.5%
    143,000   Mitchell Energy & Dev. Corp.  2,681,250
     60,000   Panhandle Eastern Co.         1,672,500
                                           ----------
                                            4,353,750
-----------------------------------------------------
OIL AND GAS PRODUCING -- 3.4%
     58,100   Alexander Energy Corp.*         265,081
     76,900   Basin Exploration, Inc.*        379,694
    267,900   Tom Brown, Inc.*              3,918,038
     90,000   Cairn Energy USA, Inc.*       1,260,000
    120,000   Chieftain International,
               Inc.*                        2,130,000
     96,500   Coho Energy, Inc.*              470,437
    153,000   Devon Energy Corp.            3,901,500
    301,400   Enron Oil & Gas Co.           7,233,600
    271,000   Global Natural Res., Inc.*    2,845,500
     18,900   H S Resources, Inc.*            243,337
    259,200   Phoenix Resource Cos., Inc.   4,471,200
     92,500   Pogo Producing Co.            2,613,125
    125,278   United Meridian Corp.         2,176,705
     13,400   Vintage Petroleum, Inc.         301,500
    170,000   Wainoco Oil Ltd.                552,500
                                           ----------
                                           32,762,217
-----------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
    252,100   Tesoro Petroleum, Inc.*     $ 2,174,363
-----------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.8%
    379,000   Exxon Corp.                  30,367,375
    162,900   Mobil Corp.                  18,244,800
     54,000   Royal Dutch Pete Co.          7,620,750
                                           ----------
                                           56,232,925
-----------------------------------------------------
OIL SERVICES -- 0.8%
     20,800   Cliffs Drilling Co.             309,400
    209,400   Nabors Industries, Inc.       2,329,575
     86,300   Offshore Logistics, Inc.*     1,089,537
    130,000   Smith International, Inc.*    3,055,000
     24,000   Weatherford International,
                Inc.*                         693,000
                                           ----------
                                            7,476,512
-----------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.4%
     99,840   Kimberly-Clark Corp.          8,261,760
    331,500   Rayonier, Inc.               11,063,812
     76,000   Willamette Industries, Inc.   4,275,000
                                           ----------
                                           23,600,572
-----------------------------------------------------
POLLUTION CONTROL -- 0.6%
    150,000   Browning-Ferris Industries,
                Inc.                        4,425,000
     60,000   Safety-Kleen Corp.              937,500
     11,400   Zurn Industries, Inc.           243,675
                                           ----------
                                            5,606,175
-----------------------------------------------------
RAILROADS -- 0.8%
     40,301   Burlington Northern Santa Fe  3,143,478
     64,900   Union Pacific Corp.           4,283,400
                                           ----------
                                            7,426,878
-----------------------------------------------------
RESTAURANTS -- 0.4%
    157,900   Applebees Int'l., Inc.        3,592,225
     60,000   Ryan's Family Steak Houses,
               Inc.                           420,000
                                           ----------
                                            4,012,225
-----------------------------------------------------
SEMICONDUCTOR -- 5.0%
     20,000   Altera Corp.*                   995,000
     39,000   Analog Devices, Inc.          1,379,625
     61,400   Atmel Corp.                   1,373,825
    122,800   Cypress Semiconductor Corp.   1,565,700
    142,000   Intel Corp.                   8,058,500
    146,000   International Rectifier Corp. 3,650,000
    115,000   LSI Logic Corp.               3,766,250
    219,500   Micron Technology, Inc.       8,697,688
    110,000   National Semiconductor Corp.  2,447,500
     14,000   Novellus Systems, Inc.*         756,000
    221,800   Texas Instruments, Inc.      11,478,150
    150,000   Xilinx, Inc.                  4,575,000
                                           ----------
                                           48,743,238
-----------------------------------------------------

See notes to financial statements.            *Non-income producing securities.

THE GUARDIAN PARK AVENUE FUND

-----------------------------------------------------
     Shares                                    Value
-----------------------------------------------------
Telecommunications -- 0.7%
    121,350   Andrew Corp.                $ 4,641,638
     43,300   Harris Corp. Del.             2,365,262
                                          -----------
                                            7,006,900
-----------------------------------------------------
Textile-Apparel and Production -- 0.2%
    103,000   Fieldcrest Cannon, Inc.       1,712,375
     19,700   Russell Corp.                   546,675
                                          -----------
                                            2,259,050
-----------------------------------------------------
Transportation-Miscellaneous -- 0.1%
    109,400   Maritrans, Inc.                 642,725
-----------------------------------------------------
Truckers -- 0.1%
     59,000   FRP Pptys., Inc.              1,209,500
-----------------------------------------------------
Utilities-Communications -- 7.1%
    175,000   Ameritech Corp.              10,325,000
    365,000   AT&T Corp.                   23,633,750
     47,600   Bell Atlantic Corp.           3,183,250
    343,900   BellSouth Corp.              14,959,650
    175,000   GTE Corp.                     7,700,000
     44,700   NYNEX Corp.                   2,413,800
    121,300   SBC Communications, Inc.      6,974,750
                                          -----------
                                           69,190,200
-----------------------------------------------------
Utilities-Electric -- 1.3%
     42,400   Consolidated Edison Co.
                of N.Y., Inc.               1,356,800
    100,500   Detroit Edison Co.            3,467,250
     55,000   Illinova Corp.                1,650,000
     55,000   Northeast Utilities           1,340,625
    110,000   SCECorp                       1,952,500
     90,700   Unicom Corp.                  2,970,425
                                          -----------
                                           12,737,600
-----------------------------------------------------
Utilities-Gas and Pipeline -- 0.1%
     49,400   Entergy Corp.                 1,444,950
-----------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $674,081,186)       892,625,317
-----------------------------------------------------
PREFERRED STOCK -- 0.1%

     Shares                                    Value
-----------------------------------------------------
     15,220   Phoenix Duff & Phelps Corp.,
                Preferred Ser. "A"           $384,305
-----------------------------------------------------
              TOTAL PREFERRED STOCK
               (COST $0)                      384,305
-----------------------------------------------------

REPURCHASE AGREEMENT -- 7.8%

Principal                                 Maturity
 Amount                                     Date          Value
------------------------------------------------------------------
$76,014,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/29/95, maturity
              value $76,061,298, at 5.6%,
              due 1/2/96 (collateralized by
              $71,305,000 U.S. Treasury
              Notes, 7.125% due 2/29/00,
              market value $77,611,036)     1/2/96    $ 76,014,000
------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
                (COST $76,014,000)                      76,014,000
------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
  (COST $750,095,186)                                  969,023,622
CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES -- 0.3%                                  3,250,973
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $972,274,595
------------------------------------------------------------------

* Non-income producing securities.           See notes to financial statements.

o  THE GUARDIAN ASSET ALLOCATION FUND

  COMMON STOCKS -- 61.0%

     Shares                                      Value
-------------------------------------------------------
BROADCASTING -- 0.7%
       3,800   Capital Cities/ABC, Inc.      $  468,825
-------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.3 %
       4,700   Komag, Inc.                      216,788
-------------------------------------------------------
CHEMICALS -- 1.8%
      32,800   Union Carbide Corp.            1,230,000
-------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%
       5,000   Microsoft Corp.*                 438,750
       5,000   Oracle Systems Corp.*            211,875
                                             ----------
                                                650,625
-------------------------------------------------------
CONGLOMERATES -- 1.4%
      12,500   Loews Corp.                      979,688
-------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.3%
       4,100   Gillette Co.                     213,712
-------------------------------------------------------
DRUGS AND HOSPITALS -- 5.1%
       5,900   Bristol-Myers Squibb Corp.       506,662
       6,900   Johnson & Johnson                590,813
       2,400   Medtronic, Inc                   134,100
      12,800   Merck & Co., Inc.                841,600
       7,200   Pfizer, Inc.                     453,600
      20,000   Schering-Plough Corp.          1,095,000
                                             ----------
                                              3,621,775
-------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.5%
      20,000   Electroglas, Inc.                490,000
      12,000   Sun Microsystems, Inc.           547,500
                                             ----------
                                              1,037,500
-------------------------------------------------------
FINANCIAL-BANKS -- 5.0%

      15,000   BankAmerica Corp.                971,250
      31,800   Bank of New York, Inc.         1,550,250
      15,000   Citicorp.                      1,008,750
                                             ----------
                                              3,530,250
-------------------------------------------------------
FINANCIAL-OTHER -- 7.6%
      20,000   A.G. Edwards, Inc.               477,500
      17,165   Capital One Financial Corp.      409,814
      40,000   Charles Schwab Corp.             805,000
       8,000   Federal National Mortgage
                Association                     993,000
      40,000   Green Tree Financial Corp.     1,055,000
      20,000   Merrill Lynch & Co., Inc.      1,020,000
      10,000   Travelers Group, Inc.            628,750
                                             ----------
                                              5,389,064
-------------------------------------------------------
FERTILIZER -- 0.5%
      25,000   Terra Industries, Inc.           353,125
-------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 6.0%
      10,000   Anheuser Busch Co., Inc.      $  668,750
      14,900   Coca-Cola Co.                  1,106,325
       8,400   PepsiCo, Inc.                    469,350
      22,000   Philip Morris Cos., Inc.       1,991,000
                                             ----------
                                              4,235,425
-------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.9%
       7,200   Procter & Gamble Co.             597,600
-------------------------------------------------------
INFORMATION PROCESSING AND COMPUTERS -- 3.8%
      20,000   Amdahl Corp.*                    170,000
      10,000   Cisco Systems, Inc.              746,250
      15,000   Hewlett Packard Co.            1,256,250
      50,000   Tandem Computers, Inc.           531,250
                                             ----------
                                              2,703,750
-------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.1%
       3,000   Strattec Security Corp.           54,000
-------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.6%
      40,000   Dillard Department Stores,
                Inc.                          1,140,000
-------------------------------------------------------
MERCHANDISING-DRUGS -- 0.8%
      20,000   Walgreen Co.                     597,500
-------------------------------------------------------
MERCHANDISING-SPECIAL -- 0%
         900   Melville Corp.                    27,382
-------------------------------------------------------
OIL AND GAS PRODUCING -- 1.5%
      10,000   Tom Brown, Inc.*                 146,250
      10,000   Devon Energy Corp.               255,000
      14,000   H S Resources, Inc.*             180,250
      28,000   Phoenix Resources Cos., Inc.*    483,000
                                             ----------
                                              1,064,500
-------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.4%
      35,000   Tesoro Petroleum Corp.*          301,875
-------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.3%
      29,000   Exxon Corp.                    2,323,625
-------------------------------------------------------
OIL SERVICES -- 0.6%
      40,000   Nabors Industries, Inc.          445,000
-------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 3.2%
      50,000   Rayonier, Inc.                 1,668,750
      10,000   Willamette Industries, Inc.      562,500
                                             ----------
                                              2,231,250
-------------------------------------------------------
RAILROADS -- 0.8%
       7,576   Burlington Northern Santa Fe     590,928
-------------------------------------------------------
SEMICONDUCTOR -- 5.3%
       5,500   Cypress Semiconductor Corp        69,025
      20,000   Intel Corp.                    1,135,000
      22,200   Micron Technology, Inc.          879,675
      40,000   National Semiconductor Corp.     890,000
      14,300   Texas Instruments, Inc.          740,025
                                             ----------
                                              3,713,725
-------------------------------------------------------
UTILITIES-COMMUNICATIONS -- 6.4%
      10,000   Ameritech Corp.               $  590,000
      30,000   AT&T Corp.                     1,942,500
      17,300   BellSouth Corp.                  752,550
      15,000   GTE Corp.                        660,000
      10,000   SBC Communications, Inc.         575,000
                                             ----------
                                              4,520,050
-------------------------------------------------------

See notes to financial statements.     * Non-income producing securities.

THE GUARDIAN ASSET ALLOCATION FUND

-------------------------------------------------------
     Shares                                      Value
-------------------------------------------------------
UTILITIES-ELECTRIC -- 1.2%
       9,400   Consolidated Edison Co.
                 of N.Y., Inc.                  300,800
      30,000   SCECorp                          532,500
                                             ----------
                                                833,300
-------------------------------------------------------
               TOTAL COMMON STOCKS
                (COST $38,058,304)           43,071,262
-------------------------------------------------------

CORPORATE BONDS -- 2.1%

  Principal
   Amount                                         Value
-------------------------------------------------------
    $500,000   Burlington Northern Santa Fe Corp.
                6.375% Deb., due 12/15/05    $  502,180
     500,000   Ford Motor Cr. Mtn. Bk.,
                5.85% Deb., due 3/26/98         502,720
     500,000   McDermott, Inc. Mtn. Bk. Ent.,
                6.57% Deb., due 4/20/98         506,325
-------------------------------------------------------
               TOTAL CORPORATE BONDS
                (COST $1,497,236)             1,511,225
-------------------------------------------------------

  U.S. GOVERNMENT SECURITIES -- 19.5%

  Principal
   Amount                                         Value
-------------------------------------------------------
 $10,150,000   U.S. Treasury Bill, 5.31%
                due 3/7/96                  $10,051,190
     500,000   U.S. Treasury Notes, 5.625%
                due 10/31/97                    503,670
   2,000,000   U.S. Treasury Notes, 6.875%
                due 8/31/99                   2,101,880
     500,000   U.S. Treasury Notes, 5.875%
                due 11/15/05                    511,250
     500,000   U.S. Treasury Bond, 6.875%
                due 8/15/25                     563,905
-------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECURITIES
                (COST $13,673,210)           13,731,895
-------------------------------------------------------

  MULTI CLASS MORTGAGE PASS-THROUGHS -- 2.9%

  Principal
   Amount                                         Value
-------------------------------------------------------
  $1,000,000   Federal Home Loan Mortgage
                Corp., 7% due 3/15/21       $ 1,018,750
   1,000,000   Federal National Mortgage
                Assn., 6.25% due 7/25/07      1,009,370
-------------------------------------------------------
               TOTAL MULTI CLASS MORTGAGE
                PASS-THROUGHS
                (COST $1,897,628)             2,028,120
-------------------------------------------------------

OPTIONS-- 0.3%

  Number of
  Contracts                                       Value
-------------------------------------------------------
        55     U.S. Treasury Note
                Future 6.375%,
                Expires Feb. 96, Exercise
                price $118                   $  217,422
-------------------------------------------------------
               TOTAL OPTIONS
                (COST $113,988)                 217,422
-------------------------------------------------------

  REPURCHASE AGREEMENT -- 9.0%

  Principal                        Maturity
   Amount                            Date         Value
-------------------------------------------------------
  $6,378,000   State Street Bank & Trust
               repurchase agreement,
               dated 12/29/95, maturity
               value $6,381,969, at 5.6%,
               due 1/2/96 (collateralized
               by $5,985,000 U.S. Treasury
               Notes, 7.125% due 2/29/00,
               market value $6,514,299)
                                    1/2/96  $ 6,378,000
-------------------------------------------------------
               TOTAL REPURCHASE AGREEMENT
                (COST $6,378,000)             6,378,000
-------------------------------------------------------
TOTAL INVESTMENTS -- 94.8%
  (COST $61,618,366)                         66,937,924
CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES-- 5.2%                        3,653,404
-------------------------------------------------------
NET ASSETS--100.0%                          $70,591,328
-------------------------------------------------------

PURCHASED FUTURES CONTRACTS

                                 Underlying
                                Face Amount  Unrealized
-------------------------------------------------------
   Description      Expiration  of Value   Depreciation
-------------------------------------------------------
17 S&P 500 Stock
 Index Contracts    June 1996  $5,304,425       $83,225
-------------------------------------------------------
At December 31, 1995 the Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.
--------------------------------------------------------------------------

* Non-income producing securities.      See notes to financial statements.

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

COMMON STOCKS -- 94.7%

     Shares                                      Value
-------------------------------------------------------
  ARGENTINA -- 0.9%
   BANKS -- 0.6%
       9,200   Banco Frances Del Rio
                 La Plata                    $  247,250
   Oil and Gas -- 0.2%
      13,100   Perez Companc SA*                 69,416
   Real Estate -- 0.1%
      25,100   Comercial De Plata*               66,502
                                             ----------
                                                383,168
-------------------------------------------------------
  AUSTRIA -- 0.4%
   BUSINESS SERVICES -- 0.4%
       2,380   Flughafen Wien AG*               160,579
-------------------------------------------------------
  AUSTRALIA -- 4.4%
   BANKS -- 0.7%
      68,000   Australian + NZ Bank Corp.       318,924
   BUSINESS SERVICES -- 0.4%
      17,000   Brambles Industries Ltd.         189,535
   FOREST PRODUCTS -- 0.5%
      31,961   Amcor Limited                    225,680
   METALS -- 0.5%
      35,000   Western Mining Corp.             224,766
   PETROLEUM SERVICES -- 1.1%
      33,993   Broken Hill Property             480,056
   REAL ESTATE -- 0.6%
      16,415   Lend Lease Corp.                 237,915
   RETAIL TRADE -- 0.6%
     114,828   Woolworths Ltd.                  276,529
                                             ----------
                                              1,953,405
-------------------------------------------------------
  BELGIUM -- 1.4%
   BANKS -- 1.2%
       1,530   Generale De Banque               530,275
   METALS -- 0.2%
       1,600   Union Miniere*                   107,102
                                             ----------
                                                637,377
-------------------------------------------------------
  BRAZIL -- 0.5%
   TELEPHONE -- 0.5%
       4,500   Telecomunicacoes Brasileiras     213,188
-------------------------------------------------------
  CHILE -- 0.4%
   ELECTRIC UTILITIES-- 0.4%
       6,300   Enersis SA                       179,550
-------------------------------------------------------
  CZECHOSLOVAKIA -- 0.2%
   ELECTRIC UTILITIES -- 0.2%
       3,020   Ceska Energeticke Zavody*        109,176
-------------------------------------------------------
  DENMARK -- 0.6%
   TELEPHONE -- 0.6%
       4,490   Tele Danmark AS               $  245,019
-------------------------------------------------------
  FRANCE -- 4.8%
   BANK -- 0.6%
       2,100   Societe Generale                 259,444
   CONGLOMERATES -- 0.3%
         580   CGIP                             114,650
   CONSTRUCTION MATERIAL -- 0.3%
       1,850   Poliet                           150,282
   CONTAINERS AND GLASS -- 0.4%
       1,710   Cie De St Gobain                 186,469
   LEISURE PRODUCTS -- 0.4%
       2,322   Club Mediterranee*               185,400
   OIL-INTEGRATED -- 0.9%
       5,550   Societe Elf Aquitaine            408,912
   RETAIL TRADE -- 1.6%
       2,150   Castorama Dubois                 352,113
       1,030   Comptoirs Modernes*              334,429
   TOYS, AMUSEMENT, SPORTING GOODS -- 0.3%
       1,510   BIC                              153,559
                                              ---------
                                              2,145,258
-------------------------------------------------------
  GERMANY -- 5.9%
   AIR TRAVEL -- 0.8%
       2,475   Lufthansa AG                     340,755
   AUTOMOBILE -- 1.1%
       1,420   Volkswagen AG                    474,752
   BANKS -- 0.8%
       7,790   Deutsche Bank AG                 369,109
   BUILDING CONSTRUCTION -- 0.2%
       2,571   Kampa Haus AG                    101,280
   CHEMICAL -- 2.1%
       1,800   BASF AG                          400,906
       1,980   Hoechst AG                       536,926
   DRUGS AND HEALTH CARE -- 0.4%
         317   GEHE AG                          158,775
   INDUSTRIAL MACHINERY -- 0.5%
         970   Man AG                           262,363
                                              ---------
                                              2,644,866
-------------------------------------------------------
  HONG KONG -- 5.9%
   BANKS -- 0.7%
      34,000   Hang Seng Bank                   304,494
   CONGLOMERATES -- 1.2%
      51,000   Hutchison Whampoa                310,650
      27,500   Swire Pacific                    213,385
-------------------------------------------------------
See notes to financial statements.        * Non-income producing securities.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-------------------------------------------------------
     Shares                                      Value
-------------------------------------------------------
   PUBLISHING -- 0.8%
     105,000   Citic Pacific Ltd.            $  359,165
   REAL ESTATE -- 2.3%
      73,000   Cheung Kong Holdings             444,656
     134,122   Hong Kong Land Holding           248,126
      41,000   Sun Hung Kai Properties          335,370
   TELEPHONE -- 0.9 %
     221,200   Hong Kong Telecommunications     394,770
                                             ----------
                                              2,610,616
-------------------------------------------------------
  HUNGARY -- 0.2%
   CHEMICALS -- 0.2%
       5,400   Richter Gedeon Veg               103,680
-------------------------------------------------------
  IRELAND -- 0.3%
   CONSTRUCTION MATERIALS -- 0.3%
      19,500   CRH                              146,734
-------------------------------------------------------
  ITALY -- 2.7%
   AUTOMOBILES -- 0.8%
     116,300   Fiat Spa                         377,872
   CONGLOMERATES -- 0.2%
      53,400   Fidis*                           102,387
   INSURANCE -- 0.4%
      31,280   RAS                              174,887
   TELEPHONE -- 1.3%
     340,000   Telecom Italia                   563,589
                                             ----------
                                              1,218,735
-------------------------------------------------------
  JAPAN -- 33.4%
   AUTOMOBILES -- 1.7%
      43,000   Calsonic Corp.                   315,680
      40,000   Suzuki Motor Corp.               445,521
   BANKS -- 1.8%
      39,000   Sanwa Bank                       793,220
   BUSINESS SERVICES -- 2.3%
      50,000   Kamigumi Co.                     479,903
       8,000   Secom Co.                        556,320
   CONSTRUCTION AND MINING EQUIPMENT -- 1.6%
      32,000   Nishimatsu Contruction*          375,012
      10,000   Tostem Corp.                     332,203
   DRUGS AND HEALTH CARE -- 1.0%
      12,000   Sankyo Co.                       269,637
       8,000   Santen Pharmaceutical Co.        181,308
   ELECTRICAL EQUIPMENT -- 1.2%
      54,000   Hitachi Corp.                    543,923
   ELECTRONICS -- 4.7%
      21,000   Aiwa Co.                         492,203
       8,000   Kyocera Corp.                    594,286
      12,000   Murata Manufacturing Co.         441,646
      10,000   Rohm Co.                         564,649
   FINANCIAL SERVICES -- 1.3%
       9,000   Japan Securities Finance     $   129,007
       9,600   Promise Co.                      462,102
   HOMEBUILDERS -- 0.7%
      24,000   Sekusui House                    306,828
   INDUSTRIAL MACHINERY -- 2.6%
     105,000   Mitsubishi Heavy Ind.            836,949
      43,000   NSK*                             312,349
   INSURANCE -- 0.9%
      32,000   Tokio Marine & Fire Ins.         418,402
   INVESTMENT COMPANIES -- 1.6%
      32,000   Nomura Securities Co.            697,337
   LEISURE PRODUCTS -- 0.7%
       1,900   Toho Co.                         303,632
   PHOTOGRAPHY -- 2.4%
      30,000   Canon, Inc.                      543,341
      18,000   Fuji Photo Film Co.              519,516
   REAL ESTATE -- 1.0%
      37,000   Mitsubishi Estate                462,276
   RETAIL GROCERY -- 0.8%
       5,000   Seven Eleven Japan               352,542
   RETAIL TRADE -- 2.2%
       8,000   Ito Yokado Co.                   492,785
      24,000   Marui Co.                        499,758
   STEEL -- 1.9%
      38,000   Hitachi Metals                   474,770
     118,000   Sumitomo Metal Ind.*             357,714
   TELECOMMUNICATION -- 1.6%
          89   DDI Corp.                        689,588
   TIRES AND RUBBER -- 1.4%
      40,000   Bridgestone Corp.                635,351
                                             ----------
                                             14,879,758
-------------------------------------------------------
  MALAYSIA -- 2.5%
   CONGLOMERATES -- 0.7%
     217,000   Renong Berhad                    321,266
   LEISURE PRODUCTS -- 1.0%
      80,000   Resorts World Berhad             428,397
   TELEPHONE -- 0.8%
      48,000   Telekom Malaysia                 374,218
                                             ----------
                                              1,123,881
-------------------------------------------------------
  MEXICO -- 0.9%
   FOOD, BEVERAGE AND TOBACCO -- 0.4%
       5,800   Pan American Beverage            185,600
   REAL ESTATE -- 0.2%
       3,900   Sociedad Comercial Del Plata     103,370
-------------------------------------------------------
* Non-income producing securities.   See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-------------------------------------------------------
     Shares                                      Value
-------------------------------------------------------

   Telephone -- 0.3%
       3,500   Telefonos de Mexico SA        $  111,562
                                             ----------
                                                400,532
-------------------------------------------------------
  Netherlands -- 2.6%
   Apparel and Textile -- 0.5%
       6,700   Gucci Group NV*                  252,602
   Banks -- 0.8%
       7,970   ABN Amro Holdings NV             363,063
   Household Appliances -- 0.3%
       3,370   Philip Electronics NV            121,805
   Publishing -- 1.0%
       3,220   Ver Ned Uitgevers                442,055
                                             ----------
                                              1,179,525
-------------------------------------------------------
  New Zealand -- 0.8%
   Telecommunication -- 0.8%
      80,000   Telecom Corp. of New Zealand     345,188
-------------------------------------------------------
  Poland --  0.3%
   Electric Utilities -- 0.3%
      36,000   Elektrim                         121,923
-------------------------------------------------------
  Singapore -- 2.9%
   Air Travel -- 0.5%
      24,000   Singapore Airlines               223,966
   Banks -- 0.6%
      22,000   Overseas Chinese Bank            275,292
   Food and Beverage -- 0.6%
      20,000   Fraser & Neave*                  254,507
   Industrial Machinery -- 0.6%
      30,000   Keppel Corp.*                    267,232
   Publishing -- 0.6%
      14,200   Singapore Press HD               250,972
                                             ----------
                                              1,271,969
-------------------------------------------------------
  Spain -- 1.6%
   Banks -- 1.0%
       9,700   Banco Santander SA               486,999
   Construction Materials -- 0.6%
      10,100   Continente Cent Co.*             228,145
                                             ----------
                                                715,144
-------------------------------------------------------
  Sweden -- 1.8%
   Business Services -- 0.6%
       5,350   Securitas AB                     253,814
   Construction and Mining Equipment -- 1.2%
      18,000   Atlas Copco AB                   271,097
       6,000   Incentive AB                     262,060
                                             ----------
                                                786,971
-------------------------------------------------------
  Switzerland -- 5.2%
   Business Services -- 0.6%
         225   Danzas Holding                $  249,675
   Chemicals -- 1.4%
         700   Ciba Geigy AG*                   615,951
   Drugs and Healthcare -- 1.5%
         754   Sandoz AG                        690,268
   Industrial Machinery -- 0.3%
          90   Bobst AG                         140,442
   Insurance -- 1.4%
         860   Winterthur                       608,375
                                             ----------
                                              2,304,711
-------------------------------------------------------
  Taiwan -- 0.1%
   Building Construction -- 0.1%
      10,000   China Development*                29,501
-------------------------------------------------------
  United Kingdom -- 14.0%
   Banks - 0.6%
      27,500   National Westminster Bk. Co. PLC 276,965
   Building Construction -- 0.2%
      15,000   Fine Art Developments             95,512
   Business Services -- 0.9%
      18,000   Associated British Ports          80,789
      31,000   BAA                              234,462
       9,000   De La Rue                         90,992
   Chemicals -- 0.3%
      70,000   Allied Colloids                  144,588
   Conglomerates -- 2.7%
      72,051   BTR                              362,002
      48,000   Grand Metropolitan*              345,519
      65,000   Hanson                           193,819
      16,000   Hays                              93,431
      18,000   Siebe                            221,820
   Construction and Mining Equipment -- 0.1%
      20,000   Weir Group                        65,383
   Drugs and Healthcare -- 0.9%
      29,000   Glaxo Wellcome                   412,098
   Electric Utilities -- 0.7%
      29,000   National Power                   202,446
      11,480   Yorkshire Electric Group         119,097
   Electronics -- 0.6%
      28,000   Electrocomponents                156,329
       8,685   National Grid Group*              26,841
      40,000   Rotork                           105,606
   Food, Beverage and Tobacco-- 1.7%
      30,000   Devro International              118,341
      31,000   Guinness                         227,962
      20,000   Highland Distilleries            100,637
      40,000   Iceland Group                     93,182
      18,000   Reckitt and Colman               199,177
-------------------------------------------------------
* Non-income producing securities.   See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-------------------------------------------------------
     Shares                                      Value
-------------------------------------------------------
   Household Products -- 0.1%
      27,000   Life Sciences International  $    37,319
   Insurance -- 1.3%
      21,000   Abbey National                   207,423
      10,000   Britannic Assurance              119,273
      38,000   Prudential Corp.                 244,619
   International Oil -- 1.0%
      55,000   British Petroleum                459,116
   Leisure Products -- 0.7%
      26,000   Granada Group                    260,444
       6,000   Vendome Lux Group SA              54,698
   Newspapers -- 0.2%
      40,000   Mirror Group PLC                 109,334
   Retail-Grocery -- 0.5%
      37,000   Sainsbury (J)                    225,540
   Retail Trade -- 0.7%
      28,000   Marks & Spencer                  195,683
   Telephone -- 0.5%
      66,000   Vodafone Group                   236,776
   Transportation -- 0.3%
      55,000   Firstbus*                        129,834
                                              ---------
                                              6,247,057
-------------------------------------------------------
               TOTAL COMMON STOCKS
                (COST $37,550,537)           42,157,511

Preferred Stocks -- 0.2%

     Shares                                      Value
-------------------------------------------------------
       3,985   Companhia Energetica De Minas    $88,666
-------------------------------------------------------
               TOTAL PREFERRED STOCKS
                (Cost $109,200)                  88,666
-------------------------------------------------------

Corporate Bonds -- 1.0%

  Principal
   Amount                                         Value
-------------------------------------------------------
    $400,000   MBL Int'l Finance, 3%
                Exch. Guaranteed Nts.,
                due 11/30/02                $   462,760
-------------------------------------------------------
               TOTAL CORPORATE BONDS
                (COST $400,000)                 462,760
-------------------------------------------------------

Repurchase Agreement -- 2.2%

  Principal                         Maturity
   Amount                             Date        Value
-------------------------------------------------------
    $995,000   State Street Bank & Trust
               repurchase agreement, dated
               12/29/95, maturity value
               $995,249 at 2.25% due
               1/2/96 (collateralized by
               $995,000 U.S. Treasury
               Bills, 6.875% due 10/31/96,
               market value $1,018,839)
                                     1/2/96 $   995,000
-------------------------------------------------------
               TOTAL REPURCHASE AGREEMENT
                (COST $995,000)                 995,000
-------------------------------------------------------
  TOTAL INVESTMENTS -- 98.1%
   (COST $39,054,737)                        43,703,937
  Cash, Receivables and Other Assets
   Less Payables -- 1.9%                        841,827
-------------------------------------------------------
  Net Assets -- 100.0%                      $44,545,764
-------------------------------------------------------

* Non-income producing securities.   See notes to financial statements.

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

ASSET BACKED -- 13.2%
-------------------------------------------------------
  Principal
   Amount                                        Value
-------------------------------------------------------
 $1,000,000   Advanta Cr Card Mst. Tr.,
               6.50% due 8/1/03              $1,015,200
  1,000,000   Banc One Auto Tr.,
               6.90% due 4/15/98              1,016,560
  1,201,304   Chevy Chase Auto Rec.,
               6.00% due 12/15/01             1,207,311
    781,819   First Security Grantor Tr.
               6.25% due 1/15/01                784,993
  1,000,000   Green Tree Financial Corp.,
               6.35% due 12/15/26             1,014,300
  2,000,000   Standard Cr. Card Mst. Tr.,
               6.70% due 9/7/02               2,039,360
-------------------------------------------------------
               TOTAL ASSET BACKED
                (COST $6,987,423)             7,077,724
-------------------------------------------------------

CORPORATE BONDS -- 25.0%
-------------------------------------------------------
  Principal
   Amount                                         Value
-------------------------------------------------------
  Chemicals -- 3.0%
  $1,500,000   Union Carbide Corp.,
               6.79% due 6/1/25              $1,607,745
-------------------------------------------------------
  Drugs and Hospital -- 1.9%
   1,000,000   Rhone Poulenc SA,
               6.75% due 10/15/99             1,024,730
-------------------------------------------------------
  Electric Utilities -- 1.9%
   1,000,000   Illinois Power Co.,
               5.625% due 4/15/00               988,660
-------------------------------------------------------
  Machinery and Industrial Equipment -- 0.9%
     500,000   McDermott International, Inc.,
               6.57% due 4/20/98                506,325
-------------------------------------------------------
  Merchandising-Department Store -- 1.9%
   1,000,000   Sears Roebuck Acceptance Corp.,
               6.56% due 9/5/00               1,024,980
-------------------------------------------------------
  Merchandising-Special -- 3.8%
   2,000,000   Service Corp. International,
               6.375% due 10/01/00            2,036,980
-------------------------------------------------------
  Natural Gas -- 1.9%
   1,000,000   Tenneco, Inc.
               6.50% due 12/15/05             1,005,440
-------------------------------------------------------
  Paper and Forest Products -- 3.9%
   2,000,000   Champion International Corp.,
               7.10% due 9/1/05               2,106,180
-------------------------------------------------------
  Oil-Integrated-International -- 3.9%

  $2,000,000   Petrolian Nasional Berhad
               7.125% due 8/15/05           $ 2,113,840
-------------------------------------------------------
  Railroads -- 1.9%
   1,000,000   Burlington Northern Santa Fe Corp.,
               6.375% due 12/15/05            1,004,360
-------------------------------------------------------
               TOTAL CORPORATE BONDS
                (COST $13,085,330)           13,419,240
-------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 3.7%
-------------------------------------------------------
  Principal
   Amount                                         Value
-------------------------------------------------------
  $  385,461   GNMA Pool #357612
               7.00% due 10/15/08           $   394,372
     312,447   GNMA Pool #358764
               7.00% due 12/15/08               319,671
     283,183   GNMA Pool #367318
               7.00% due 11/15/08               289,730
     338,686   GNMA Pool #372665
               7.00% due 1/15/09                346,516
     350,765   GNMA Pool #374845
               7.00% due 12/15/08               358,874
     300,726   GNMA Pool #419796
               7.00% due 9/15/10                307,679
-------------------------------------------------------
               TOTAL MORTGAGE PASS-THROUGHS
                (COST $1,983,042)             2,016,842
-------------------------------------------------------

MULTI CLASS MORTGAGE PASS-THROUGHS -- 18.7%
-------------------------------------------------------
  Principal
   Amount                                         Value
-------------------------------------------------------
  $1,000,000   Federal Home Loan Mortgage
               Corp., 7.00% due 3/15/21      $1,018,750

   1,000,000   Federal Home Loan Mortgage
               Corp., 7.40% due 12/15/21      1,023,430

   2,000,000   Federal Home Loan Mortgage
               Corp., 6.50% due 5/15/19       1,981,240

   1,000,000   Federal Home Loan Mortgage
               Corp., 4.00% due 8/15/01         985,620

   2,000,000   Federal National Mortgage
               Assn., 6.25% due 5/25/07       2,018,120

   1,000,000   Federal National Mortgage
               Assn., 6.00% due 3/25/05       1,003,120

   2,000,000   Securitized Asset Sales, Inc.,
               7.41% due 4/25/24              1,999,800
-------------------------------------------------------
               TOTAL MULTI CLASS MORTGAGE
                PASS-THROUGHS
                (COST $9,577,113)            10,030,080
-------------------------------------------------------

See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)


U.S. GOVERNMENT AND AGENCIES -- 38.9%
-------------------------------------------------------
  Principal
   Amount                                        Value
-------------------------------------------------------
  $3,000,000   U.S. Treasury Notes, 5.625%
               due 10/31/97                 $3,022,020
   1,000,000   U.S. Treasury Notes, 6.875%
               due 7/31/99                   1,050,000
   5,000,000   U.S. Treasury Notes, 6.875%
               due 8/31/99                   5,254,700
   2,000,000   U.S. Treasury Notes, 5.75%
               due 10/31/00                  2,028,740
   2,000,000   U.S. Treasury Notes, 5.50%
               due 12/31/00                  2,010,320
     750,000   U.S. Treasury Notes, 6.50%
               due 8/15/05                     798,983
   1,000,000   U.S. Treasury Notes, 5.875%
               due 11/15/05                  1,022,500
     500,000   U.S. Treasury Bonds, 8.125%
               due 5/15/21                     632,265
   4,500,000   U.S. Treasury Bonds, 6.875%
               due 8/15/25                   5,075,145
-------------------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCIES
                (COST $20,767,117)          20,894,673
-------------------------------------------------------

REPURCHASE AGREEMENT -- 6.0%
-------------------------------------------------------

 Principal                                  Maturity
  Amount                                      Date          Value
-------------------------------------------------------------------
$3,234,000   State Street Bank & Trust
             repurchase agreement,
             dated 12/29/95, maturity
             value $3,254,123, at 5.6%, due
             1/2/96 (collateralized by
             $3,035,000 U.S. Treasury
             Notes, 7.125% due 2/29/00,
             market value $3,298,084)          1/2/96    $3,234,000
-------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
              (COST $3,234,000)                           3,234,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 105.5%
   (COST $55,634,025)                                    56,672,559
Liabilities in Excess of Cash, Receivables
   and Other Assets-- (5.5%)                             (2,966,229)
-------------------------------------------------------------------
Net Assets-- 100.0%                                     $53,706,330
-------------------------------------------------------------------



                                  See notes to financial statements.

o THE GUARDIAN TAX-EXEMPT FUND

MUNICIPAL BONDS -- 100.5%
---------------------------------------------------------
                                     Rating
  Principal                         Moody's/
   Amount                             S&P*        Value
---------------------------------------------------------
  Arizona -- 3.5%
  $  530,000   Pima County, Arizona
               School District No. 16
               6.50% due 7/1/10     Aaa/AAA $   611,026
---------------------------------------------------------
  Florida -- 5.7%

     465,000   Florida St. Board
               of Educ. Cap. Outlay,
               5.875% due 6/1/12    Aa/AA       488,655
     500,000   Jacksonville, FL.
               Electric Authority Rev.,
               5.375% due 10/1/15   Aa1/AA      502,595
                                               --------
                                                991,250
---------------------------------------------------------
  Georgia -- 3.2%
     500,000   Georgia St. G.O.
               Series D, 6.80%
               due 8/1/00           Aaa/AA+     556,700
---------------------------------------------------------
  Hawaii -- 3.1%
     500,000   Honolulu Hawaii,
               City & Cnty., 6.00%
               due 11/1/10          Aaa/AAA     550,745
---------------------------------------------------------
  Kentucky -- 3.0%
     500,000   Kentucky St. Turnpike
               Auth. Econ. Dev., 5.50%
               due 7/1/09           Aaa/AAA     526,600
---------------------------------------------------------
  Massachusetts -- 4.8%
     800,000   MA Bay Trans. Auth.
               Gen. Trans. Sys.,
               Series B, 5.80%
               due 3/01/11          A/A+        837,032
---------------------------------------------------------
  Michigan -- 4.4%
     750,000   Michigan Public Power
               Agency Rev., 5.50%
               due 1/1/13           A1/AA-      767,910
---------------------------------------------------------
  Nebraska -- 3.1%
     500,000   Omaha Pub Pwr Dist.
               NE Elec. Rev., Ser B,
               6.05% due 2/1/08     Aa/AA       547,415
---------------------------------------------------------
  New Jersey -- 6.3%
   $ 500,000   NJ State G.O.
               5.40% due 2/15/03    Aa1/AA+ $   530,125
     500,000   NJ State Tr. Fd. Auth.
               Rev. Bd. Series A,
               6.50% due 6/15/05    Aaa/AAA     568,705
                                              ---------
                                              1,098,830
---------------------------------------------------------
  New York -- 16.3%
     500,000   New York St. Series A,
               5.875% due 3/15/15               525,835
     750,000   New York City Mun.
               Water Fin. Auth.,
               Rev. Series A,
               5.875% due 6/15/13   Aaa/AAA     815,280
     580,000   New York Environ. Poll.
               Series B,
               5.25% due 6/15/14    Aa/A-       572,901
     850,000   Triborough Bridge &
               Tunnel Auth. Rev.
               Bond Series Y,
               6.00% due 1/01/12    Aa/A+       935,459
                                              ---------
                                              2,849,475
---------------------------------------------------------
  North Carolina -- 6.4%
   1,000,000   Mecklenburg County,
               NC Refunding G.O.,
               6.00% due 4/01/11    Aaa/AAA   1,118,850
---------------------------------------------------------
  Ohio -- 4.9%
     300,000   Cleveland, OH Wtr.
               Works Rev. Series G
               5.50% due 1/1/08     Aaa/AAA     316,608
     500,000   Columbus, OH
               Wtr. Sys. Rev.,
               6.10% due 11/1/03    A1/AA-      549,575
                                                -------
                                                866,183
---------------------------------------------------------
  Oklahoma -- 4.7%
     500,000   Grand River Dam
               Auth. Rev., 5.50%
               due 6/1/10           A/A-        523,090
     270,000   Grand River Dam
               Auth. Rev., 6.25%
               due 6/1/11           Aaa/AAA     306,439
                                                -------
                                                829,529
---------------------------------------------------------



See notes to financial statements.                     *Unaudited

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)
-------------------------------------------------------------
                                          Rating
  Principal                              Moody's/
   Amount                                  S&P*        Value
-------------------------------------------------------------
  Oregon -- 2.9%
  $  500,000   Portland, OR Pollution
               Control, Daily
               Variable Rate 6.00%
               due 12/1/09                Aa3/P1   $ 500,000
-------------------------------------------------------------
  Pennsylvania -- 3.1%
               500,000 Pennsylvania St.
               Tpk. Comm. Rev.,
               Series N, 6.25%
               due 12/1/11               Aaa/AAA     535,805
-------------------------------------------------------------
  Puerto Rico -- 3.1%
     500,000   Puerto Rico Elect.
               Power Auth.,
               Series W, 6.00%
               due 7/1/01                Aaa/AAA     543,315
-------------------------------------------------------------
  South Carolina -- 3.0 %
     500,000   South Carolina
               Cap. Improv.
               Series B, 5.75%
               due 8/1/00                Aaa/AA+     534,925
-------------------------------------------------------------
  Texas -- 10.0%
     500,000   Harris Cnty, TX
               Series A,
               6.50% due 8/15/08          Aa/AA      571,835
     500,000   Houston, TX
               Series C, 6.00%
               due 4/1/04                Aa/AA-      547,770
     555,000   Texas St. Wtr. Dev.
               Series A, 6.50%
               due 8/1/05                Aa/AA       633,449
                                                   ---------
                                                   1,753,054
-------------------------------------------------------------
  Virginia -- 5.8%
     500,000   Virginia State
               Rev., 5.40%
               due 6/1/00               Aaa/AAA      527,785
     500,000   Virginia St. Pub Sch
               Auth. Rev. Series C,
               5.00% due 8/1/16         Aa/AA-       485,895
                                                   ---------
                                                   1,013,680
-------------------------------------------------------------
  Washington -- 3.2%
     500,000   King Cnty, WA
               Sch. Dist. No. 401,
               7.15% due 12/1/03         AAA         556,820
-------------------------------------------------------------
               TOTAL MUNICIPAL BONDS
                (COST $17,051,710)                17,589,144
-------------------------------------------------------------
  TOTAL INVESTMENTS -- 100.5%
   (COST $17,051,710)                            $17,589,144
  Liabilities in Excess of Cash,
   Receivables and Other Assets -- (.5%)            (87,895)
-------------------------------------------------------------
  Net Assets -- 100.0%                          $17,501,249
-------------------------------------------------------------

  GLOSSARY OF TERMS:
   G.O. - General Obligation.

-------------------------------------------------------------

*Unaudited                          See notes to financial statements.

[ ] THE GUARDIAN CASH MANAGEMENT FUND

Commercial Paper -- 92.2%
--------------------------------------------------------------------------------
Principal                                      Maturity
 Amount                                          Date                      Value
--------------------------------------------------------------------------------
Financial -- 24.0%
Bank Holding Companies -- 12.0%
    $2,800,000    Barclays US Funding,
                  Corp., 5.76%                 01/11/96              $ 2,795,520
     2,800,000    Commerzbank US
                  Fin. Corp., 5.76%            01/05/96                2,798,208
     2,800,000    Republic NY Corp.,
                  5.72%                        01/09/96                2,796,441
                                                                      ----------
                                                                       8,390,169
--------------------------------------------------------------------------------
Finance Companies -- 12.0%
     2,800,000    Household Finance
                  Corp., 5.75%                 01/08/96                2,796,870
     2,800,000    Nat'l Rural Utilities
                  Coop Fin., 5.70%             01/18/96                2,792,463
     2,800,000    USAA Capital
                  Corp., 5.71%                 01/18/96                2,792,450
                                                                      ----------
                                                                       8,381,783
--------------------------------------------------------------------------------
                  Total Financial                                     16,771,952
--------------------------------------------------------------------------------
Industrial -- 68.2%
Automotive -- 8.0%
     2,800,000    Ford Motor Credit
                  Co., 5.75%                   01/17/96                2,792,845
     2,800,000    Toyota Motor Credit
                  Co., 5.73%                   01/17/96                2,792,869
                                                                      ----------
                                                                       5,585,714
--------------------------------------------------------------------------------
Conglomerates -- 4.0%
     2,800,000    General Elect. Cap.
                  Corp. 5.70%                  01/19/96                2,792,020
--------------------------------------------------------------------------------
Drugs and Hospitals -- 4.0%
     2,800,000    Pfizer, Inc.,
                  5.68%                        01/22/96                2,790,723
--------------------------------------------------------------------------------
Electronic Instruments -- 4.0%
     2,800,000    Siemens Corp.,
                  5.68%                        01/10/96                2,796,024
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 20.2%
     2,800,000    Cargill, Inc.,
                  5.70%                        01/19/96                2,792,020
     2,800,000    H.J. Heinz Co.,
                  5.68%                        01/12/96                2,795,140
     2,800,000    Nestle Cap. Corp.,
                  5.68%                        01/24/96                2,789,839
     2,800,000    PepsiCo, Inc.,
                  5.73%                        01/26/96                2,788,858
     3,000,000    Philip Morris Cos.,
                  Inc., 5.90%                  01/04/96                2,998,525
                                                                      ----------
                                                                      14,164,382
--------------------------------------------------------------------------------
Insurance -- 4.0%
    $2,800,000    Amer. General Fin.
                  Corp., 5.79%                 01/29/96              $ 2,787,391
--------------------------------------------------------------------------------
Machinery and Industrial Equipment -- 4.0%
     2,800,000    John Deere Cap.
                  Corp., 5.73%                 01/16/96                2,793,315
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 4.0%
     2,800,000    Chevron Oil Fin.
                  Co., 5.76%                   01/25/96                2,789,248
--------------------------------------------------------------------------------
Oil-Integrated-International -- 4.0%
    2,800,000     Texaco, Inc.
                  5.95%                        01/02/96                2,799,537
--------------------------------------------------------------------------------
Telecommunications -- 12.0%
     2,800,000    Bell Atlantic Tel.
                  Co., 5.75%                   01/12/96                2,795,081
     2,800,000    BellSouth Telecomm.
                  Inc., 5.67%                  02/05/96                2,784,565
     2,800,000    GTE North,
                  Inc., 5.67%                  02/09/96                2,782,801
                                                                      ----------
                                                                       8,362,447
--------------------------------------------------------------------------------
                  Total Industrial                                    47,660,801
--------------------------------------------------------------------------------
                  Total Commercial Paper
                   (Cost $64,432,753)                                 64,432,753
--------------------------------------------------------------------------------

Repurchase Agreement -- 8.9%

Principal                                      Maturity
 Amount                                          Date                      Value
--------------------------------------------------------------------------------
    $6,220,000    State Street Bank & Trust
                  repurchase agreement,
                  dated 12/29/95, maturity
                  value $6,223,870 at
                  5.6%, due 1/2/96
                  (collateralized by
                  $5,835,000 U.S. Treasury
                  Notes, 7.125% due
                  2/29/00, market value
                  $6,351,033)                  01/02/96              $ 6,220,000
--------------------------------------------------------------------------------
                  Total Repurchase Agreement
                   (Cost $6,220,000)                                   6,220,000
--------------------------------------------------------------------------------
Total Investments -- 101.1%
   (Cost $70,652,753)                                                 70,652,753
  Liabilities in Excess of Cash,
   Receivables and Other Assets-- (1.1%)                               (739,745)
--------------------------------------------------------------------------------
Net Assets--100.0%                                                   $69,913,008
--------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

[ ] THE PARK AVENUE PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
                                              The Guardian  The Guardian     The Guardian  The Guardian  The Guardian  The Guardian
                                               Park Avenue         Asset  Baillie Gifford    Investment    Tax-Exempt          Cash
                                                      Fund    Allocation    International       Quality          Fund    Management
                                                                    Fund             Fund     Bond Fund                        Fund
                                              -------------------------------------------------------------------------------------
ASSETS
 Investments, at identified cost* .........   $750,095,186   $61,618,366      $39,054,737   $55,634,025   $17,051,710   $70,652,753
                                              =====================================================================================
 Investments, at market ...................   $893,009,622   $60,559,924      $42,708,937   $53,438,559   $17,589,144   $64,432,753
 Repurchase agreements ....................     76,014,000     6,378,000          995,000     3,234,000            --     6,220,000
                                              -------------------------------------------------------------------------------------
    Total Investments .....................    969,023,622    66,937,924       43,703,937    56,672,559    17,589,144    70,652,753
 Cash .....................................            790           861            8,609           715       197,976        36,148
 Foreign currency (Cost $911,532) .........             --            --          912,362            --            --            --
 Receivable for securities sold ...........     25,525,110    11,525,376               --            --            --            --
 Receivable for fund shares sold ..........      4,467,730        87,497           14,334         2,108        25,008     1,955,816
 Dividends receivable .....................      1,527,626        86,085           43,703            --            --            --
 Interest receivable ......................         35,473        96,629            1,220       651,053       266,543         2,903
 Receivable for open forward
   foreign currency sold ..................             --            --           83,617            --            --            --
 Receivable for futures margin ............             --         6,800               --            --            --            --
 Deferred organization expenses --
   Note 6 .................................             --         7,635            7,695         7,635         7,635            --
 Foreign tax receivable ...................             --            --           69,376            --            --            --
                                              -------------------------------------------------------------------------------------
    Total Assets ..........................  1,000,580,351    78,748,807       44,844,853    57,334,070    18,086,306    72,647,620

LIABILITIES
 Payable for securities purchased .........     23,482,091     7,785,612               --     2,000,000       526,403            --
 Distributions payable ....................      2,277,504        57,832           34,689        15,081         2,639         2,397
 Payable for fund shares redeemed .........        437,366        68,319           11,706     1,480,793            --     2,558,247
 Accrued expenses .........................        260,516        37,318           75,729        27,331        23,391        19,909
 Foreign tax withholding ..................             --            --            5,924            --            --            --
 Due to affiliates -- Note 2 ..............      1,848,279       208,398          171,041       104,535        32,624       154,059
                                              -------------------------------------------------------------------------------------
    Total Liabilities .....................     28,305,756     8,157,479          299,089     3,627,740       585,057     2,734,612
                                              -------------------------------------------------------------------------------------
    Net Assets ............................   $972,274,595   $70,591,328      $44,545,764   $53,706,330   $17,501,249   $69,913,008
                                              =====================================================================================


-----------------
* Includes repurchase agreements.

See notes to financial statements.

30                                                                                                                               31


o THE PARK AVENUE PORTFOLIO

December 31, 1995

--------------------------------------------------------------------------------------------------------------------------------


                                           The Guardian  The Guardian     The Guardian  The Guardian  The Guardian  The Guardian
                                            Park Avenue         Asset  Baillie Gifford    Investment    Tax-Exempt          Cash
                                                   Fund    Allocation    International       Quality          Fund    Management
                                                                 Fund             Fund     Bond Fund                        Fund
                                           -------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Capital stock .........................   $    286,181   $    57,932      $    32,816   $    53,627   $    18,061   $   699,130
 Paid-in capital .......................    715,332,947    61,229,984       39,952,958    52,614,169    18,151,878    69,213,878
 Overdistributed net investment
   income ..............................             --            --         (134,884)           --            --            --
 Accumulated net realized
   gain/(loss) on investments
   and foreign currency related
   transactions ................             37,727,031     4,067,079          (42,109)           --    (1,206,125)           --
 Net unrealized appreciation of
   investments and translation
   of assets and liabilities in
   foreign currencies ..................    218,928,436     5,236,333        4,736,983     1,038,534       537,435            --
                                           -------------------------------------------------------------------------------------
     Net Assets ........................   $972,274,595   $70,591,328      $44,545,764   $53,706,330   $17,501,249   $69,913,008
                                           =====================================================================================
 Shares of beneficial interest
   outstanding -- $0.01 par value
   (unlimited number of shares
   authorized) .........................     28,617,956     5,793,077        3,281,474     5,371,396     1,806,092    69,913,008
     Net Asset Value Per Share .........         $33.97        $12.19           $13.57        $10.00         $9.69         $1.00

Maximum Offering Price Per Share
 (Net asset value x 104.71%)* ..........         $35.57        $12.76           $14.21        $10.47        $10.15         N/A**

--------------
 *  Based on sale of less than $100,000. On sales of $100,000 or more, the offering price is reduced.
**  No-load fund.

See notes to financial statements.

32                                                                                                                            33


o THE PARK AVENUE PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                              The Guardian  The Guardian     The Guardian  The Guardian  The Guardian  The Guardian
                                               Park Avenue         Asset  Baillie Gifford    Investment    Tax-Exempt          Cash
                                                      Fund    Allocation    International       Quality          Fund    Management
                                                                    Fund             Fund     Bond Fund                        Fund
                                              -------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
   Dividends ...............................  $ 12,058,227   $   630,865      $   895,949    $       --    $       --   $        --
   Interest ................................     3,330,987     1,384,111           79,787     3,423,857       902,479     3,939,736
   Other Income ............................        32,823            --               --        59,071            --            --
                                              -------------------------------------------------------------------------------------
                                                15,422,037     2,014,976          975,736     3,482,928       902,479     3,939,736
   Less: Foreign tax withheld ..............        19,019            --          158,558            --            --            --
                                              -------------------------------------------------------------------------------------
      Total Income .........................    15,403,018     2,014,976          817,178     3,482,928       902,479     3,939,736
                                              -------------------------------------------------------------------------------------
  Expenses:
   Investment advisory fees --
     Note 2 ................................     4,093,163       404,836          331,752       255,331        83,564       332,665
   12b-1 fees -- Note 3 ....................     1,227,949       155,706          103,673       127,666        41,782       166,333
   Trasfer agent fees ......................       924,671        91,430           87,556        82,031        37,600       195,268
   Cutodian fees ...........................       193,757        59,020          133,380        54,087        42,095        48,608
   Printing expense ........................       124,800        12,300            6,493         5,000           878         8,600
   Registration fees .......................        54,045        13,858           13,063        15,342        10,753        20,964
   Audit fees ..............................        19,500        16,500           20,000        16,500        16,500        16,000
   Trustees fees -- Note 2 .................        15,700        15,700           15,700        15,700        15,700        15,700
   Insurance expense .......................         7,724           702              352           702           352           702
   Legal fees ..............................         5,052         5,052            5,052         3,528         3,475         5,052
   Other ...................................           721           721              721           721           721           721
   Deferred organization expense --
     Note 6 ................................            --         3,365            3,237         3,365         3,365            --
                                              -------------------------------------------------------------------------------------
      Total Expenses .......................     6,667,082       779,190          720,979       579,973       256,785       810,613
   Less: Expenses assumed by
     investment adviser -- Note 2 ..........            --            --               --       217,635       133,160       266,840
                                              -------------------------------------------------------------------------------------
      Expenses Net of Reimbursement ........     6,667,082       779,190          720,979       362,338       123,625       543,773
                                              -------------------------------------------------------------------------------------
   Net Investment Income ...................     8,735,936     1,235,786           96,199     3,120,590       778,854     3,395,963
                                              -------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS AND
 CURRENCIES -- NOTE 4
  Net realized gain/(loss) on
   investments -- Note 1 ...................    84,973,348     7,181,242        1,681,046     1,517,768      (208,582)           --
  Net realized gain on foreign
   currency related transactions --
   Note 1 ..................................            --            --          348,573            --            --            --
  Net change in unrealized
   appreciation of investments --
   Note 4 ..................................   138,277,500     4,938,809        2,457,363     3,094,239     1,687,682            --
  Net change in unrealized
   appreciation from translation of
   assets and liabilities in foreign
   currencies -- Note 4 ....................            --            --          122,656            --            --            --
                                              -------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
   on Investments and Currencies ...........   223,250,848    12,120,051        4,609,638     4,612,007     1,479,100            --
                                              -------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ...........  $231,986,784   $13,355,837       $4,705,837    $7,732,597    $2,257,954    $3,395,963
                                              =====================================================================================

See notes to financial statements.

34                                                                                                                               35


o THE PARK AVENUE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                      THE GUARDIAN
                                                                        THE GUARDIAN                      ASSET
                                                                         PARK AVENUE                   ALLOCATION
                                                                            FUND                          FUND
                                                                   -----------------------        ------------------------
                                                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                   1995             1994            1995           1994
                                                                   --------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ..................................    $  8,735,936    $  6,992,131      $ 1,235,786    $ 1,493,870
  Net realized gain/(loss) on investments and
   foreign currency related transactions .................      84,973,348      14,157,157        7,181,242     (1,237,063)
  Net change in unrealized appreciation/
   (depreciation) of investments and translation
    of assets and liabilities in foreign currencies ......     138,277,500     (30,003,248)       4,938,809     (1,505,052)
                                                             --------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .....................................     231,986,784      (8,853,960)      13,355,837     (1,248,245)
                                                             --------------------------------------------------------------
 DISTRIBUTION TO SHAREHOLDERS:
  Net investment income ..................................      (8,718,311)     (7,003,966)      (1,226,150)    (1,492,061)
  Distributions in excess of net investment income .......              --              --               --             --
  Net realized gain on investments and foreign
   currency related transactions .........................     (48,212,589)    (22,969,311)      (1,870,130)    (1,215,906)
                                                             --------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................     (56,930,900)    (29,973,277)      (3,096,280)    (2,707,967)
                                                             --------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from capital
   share transactions--Note 7 ............................      156,301,684     119,550,874        5,456,777      8,630,866
                                                             --------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...................      331,357,568      80,723,637       15,716,334      4,674,654

 NET ASSETS:
 Beginning of year .......................................      640,917,027     560,193,390       54,874,994     50,200,340
                                                             --------------------------------------------------------------
 End of year* ............................................     $972,274,595    $640,917,027      $70,591,328    $54,874,994
                                                             ==============================================================
* Includes undistributed/(overdistributed) net
  investment income of ...................................     $         --    $   81,001        $        --    $    10,092


See notes to financial statements.

36




                                                                  THE GUARDIAN                     THE GUARDIAN
                                                                 BAILLIE GIFFORD                    INVESTMENT
                                                                  INTERNATIONAL                      QUALITY
                                                                     FUND                           BOND FUND
                                                              ----------------------          -----------------------
                                                              YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                1995             1994          1995           1994
                                                             ---------------------------------------------------------

INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income .................................    $    96,199    $    62,143     $ 3,120,590    $ 1,244,317
  Net realized gain/(loss) on investments and
   foreign currency related transactions ................      2,029,619        465,449       1,517,768       (982,701)
  Net change in unrealized appreciation/
   (depreciation) of investments and translation
    of assets and liabilities in foreign currencies .....      2,580,019     (1,099,928)      3,094,239     (3,210,283)
                                                             ----------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ..........................      4,705,837       (572,336)      7,732,597     (2,948,667)
                                                             ----------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS:
  Net investment income .................................        (96,199)       (34,205)     (3,120,590)    (1,244,317)
  Distributions in excess of net investment income ......       (743,480)            --              --             --
  Net realized gain on investments and foreign
   currency related transactions ........................     (1,895,322)      (265,963)             --        (34,794)
                                                             ----------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................     (2,735,001)      (300,168)     (3,120,590)    (1,279,111)
                                                             ----------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from capital
   share transactions--Note 7 ...........................      5,032,799     17,605,390       5,607,609     24,404,308
                                                             ----------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS ...................      7,003,635     16,732,886      10,219,616     20,176,530

NET ASSETS:
 Beginning of year ......................................     37,542,129     20,809,243      43,486,714     23,310,184
                                                             ----------------------------------------------------------
 End of year* ...........................................    $44,545,764    $37,542,129     $53,706,330    $43,486,714
                                                             ==========================================================

* Includes undistributed/(overdistributed) net
  investment income of ..................................    $  (134,884)   $    27,938     $        --    $        --

See notes to financial statements.





                                                                     THE GUARDIAN                 THE GUARDIAN
                                                                      TAX-EXEMPT                      CASH
                                                                         FUND                      MANAGEMENT
                                                                                                      FUND
                                                                -----------------------       -----------------------
                                                                YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                                  1995           1994           1995           1994
                                                                -----------------------------------------------------

INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income .................................    $   778,854     $   770,638    $ 3,395,963   $ 1,625,833
  Net realized gain/(loss) on investments and
   foreign currency related transactions ................       (208,582)       (997,544)            --            --
  Net change in unrealized appreciation/
   (depreciation) of investments and translation
    of assets and liabilities in foreign currencies .....      1,687,682      (1,586,569)            --            --
                                                             --------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ..........................      2,257,954      (1,813,475)     3,395,963     1,625,833
                                                             --------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS:
  Net investment income .................................       (778,854)       (770,638)    (3,395,963)   (1,625,833
  Distributions in excess of net investment income ......             --              --             --            --
  Net realized gain on investments and foreign
   currency related transactions ........................             --         (69,077)            --            --
                                                             --------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................       (778,854)       (839,715)    (3,395,963)   (1,625,833
                                                             --------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from capital
   share transactions--Note 7 ...........................         55,107      (2,514,385)    13,182,759    21,999,727
                                                             --------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS ...................      1,534,207      (5,167,575)    13,182,759    21,999,727
                                                             --------------------------------------------------------

NET ASSETS:
 Beginning of year ......................................     15,967,042      21,134,617     56,730,249    34,730,522
                                                             --------------------------------------------------------
 End of year* ...........................................    $17,501,249     $15,967,042    $69,913,008   $56,730,249
                                                             ========================================================
* Includes undistributed/(overdistributed) net
   investment income of .................................    $        --     $        --    $        --   $        --

 See notes to financial statements.
                                                                                                                   37




NOTES TO
FINANCIAL STATEMENTS

December 31, 1995

THE PARK AVENUE PORTFOLIO

O THE GUARDIAN PARK AVENUE FUND
O THE GUARDIAN ASSET ALLOCATION FUND
O THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
O THE GUARDIAN INVESTMENT QUALITY BOND FUND
O THE GUARDIAN TAX-EXEMPT FUND
O THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. Shares of the Portfolio are offered in six series; namely: The Guardian Park Avenue Fund (GPAF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund
(GCMF). The series are collectively referred to herein as the "Portfolio Funds".

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the closing sales prices on such exchanges, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available, such as certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Portfolio Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Portfolio Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

     Only GBGIF is permitted to buy international securities that are not U.S. dollar denominated. GBGIF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Portfolio Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of December 31, 1995 are reflected in net change in unrealized appreciation or depreciation on foreign currencies based on the applicable exchange rate in effect at the end of the period.

Forward Foreign Currency Contracts

     GBGIF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by GBGIF. When a forward contract is closed, GBGIF records a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currency related transactions. GBGIF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     The Fund may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi-annually for GPAF, GAAF and GBGIF. Net realized short-term and long-term capital gains for these Portfolio Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     Each Portfolio Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     At December 31, 1995, for federal income tax purposes, The Guardian Tax-Exempt Fund had net capital loss carryforwards of $1,206,126 (of which $997,544 expires in 2002 and $208,582 expires in 2003).

     At December 31, 1995, for federal income tax purposes, The Guardian Investment Quality Bond Fund had a net capital loss carryforward of $703,772, which expires in 2002.

Reclassification of Capital Accounts

     During the year ended December 31, 1995, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:

                                               ACCUMULATED
                                               NET REALIZED
                                              GAIN/(LOSS) ON
                           UNDISTRIBUTED/      INVESTMENTS
                          (OVERDISTRIBUTED)    AND FOREIGN
              PAID-IN      NET INVESTMENT    CURRENCY RELATED
              CAPITAL         INCOME          TRANSACTIONS
             ---------    -----------------  ----------------
GPAF         $ 653,749       $ (98,626)         $(555,123)
GAAF            26,069         (19,728)            (6,341)
GBGIF         (305,446)        580,658           (275,212)
GIQBF         (702,810)             --            702,810
GTEF               (39)             --                 39

     The GPAF, GAAF and GBGIF redesignated $65,857, $5,527 and $209,130, respectively of ordinary dividends as long term capital gain dividends.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS
AND PAYMENTS TO RELATED PARTIES

     Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Portfolio Funds (except GBGIF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Portfolio Fund, except for GAAF which pays GISC at an annual rate of .65% of its average daily net assets. For the year ended December 31, 1995, GISC voluntarily assumed $217,635, $133,160 and $266,840 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

     GBGIF has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of GBGIF's portfolio, subject to the supervision of the Portfolio's Board of Trustees.

GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBG receives a management fee computed at the rate of .80% of GBGIF's average daily net assets. One-half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-management fee does not represent a separate or additional expense to GBGIF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) were paid $500 per Portfolio Fund's meeting of the Board of Trustees during the year ended December 31, 1995. An annual fee of $1,000 per Portfolio Fund (i.e., $6,000) was also paid to each such trustee during such period. The aggregate remuneration paid by each of the Portfolio Funds to each of the trustees who are not interested persons, amounted to $15,700 for the year ended December 31, 1995. GISC pays compensation to the trustees who are interested persons, except for Mr. Ferrara, who receives no compensation for his trusteeship.

     Certain officers and trustees of the Portfolio Funds are affiliated with GISC.

NOTE 3. UNDERWRITING AGREEMENT
AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Portfolio Funds.

     For the year ended December 31, 1995, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

Fund              Commissions               Fund                Commissions
----              -----------               ----                -----------
GPAF ............  $2,576,003               GIQBF .............  $206,434
GAAF ............     321,465               GTEF ..............    46,429
GBGIF ...........     151,556

     GISC and the Portfolio have entered into a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Plan). Pursuant to the Plan, each Portfolio Fund pays GISC a monthly distribution fee of up to .25% on an annual basis of its average daily net assets. GPAF currently pays GISC .15%, on an annual basis, of its average daily net assets. Under the Plan, GISC uses the fees received from the Portfolio Funds to pay distribution expenses incurred during the fiscal year, including trail commissions, the payment of advertising costs and expenses incurred in the preparation, printing and distribution of prospectuses to prospective investors.

NOTE 4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 1995
                                        ------------------------------------
                                         GPAF          GAAF         GBGIF
                                         ----          ----         -----
PURCHASES
---------
Stocks and debt
 obligations                         $661,173,513  $55,717,979   $23,414,815
U.S. Government
 and government
 agency obligations                          --     27,856,682          --

PROCEEDS
--------
Stocks and debt
 obligations                          583,165,296   61,277,095    20,040,445
U.S. Government
 and government
 agency obligations                    11,000,000   47,227,990          --


                                                      GIQBF         GTEF
                                                      -----         ----
PURCHASES
---------
Stocks and debt
 obligations                                       $53,122,219   $32,334,588
U.S. Government
 and government
 agency obligations                                 44,358,500          --


                                                      GIQBF         GTEF
                                                      -----         ----
PROCEEDS
--------
Stocks and debt
 obligations                                        41,186,079    31,841,670
U.S. Government
 and government
 agency obligations                                148,789,507           --

     The cost of investments owned at December 31, 1995 for federal income tax purposes was the same as for financial reporting purposes for the Portfolio Funds.

The gross unrealized appreciation and depreciation at December 31, 1995, were as follows:

                          GPAF                GAAF               GBGIF
                          ----                ----               -----
Appreciation           $228,060,141         $5,668,085         $5,542,753
(Depreciation)           (9,131,705)          (431,752)          (893,556)
                       ------------         ----------         ----------
Net Unrealized
 Appreciation          $218,928,436         $5,236,333         $4,649,197
                       ============         ==========         ==========


                                              GIQBF               GTEF
                                              -----               ----
Appreciation                                $1,051,897           $547,156
(Depreciation)                                 (13,363)            (9,721)
                                            ----------           --------
Net Unrealized
 Appreciation                               $1,038,534           $537,435
                                            ==========           ========

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price (Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At December 31, 1995, GBGIF had one open forward foreign currency contract, as listed below, with net unrealized gains of $83,617, which is included in net change in unrealized appreciation or depreciation on foreign currency related transactions.

                             TYPE OF       EXPIRATION                       CURENT          UNREALIZED
CURRENCY                    CONTRACT          DATE            COST           VALUE         APPRECIATION
--------                    --------       ----------         ----          ------         ------------
520,000,000 Japanese Yen      Sell          03/21/96       $5,179,283     $5,095,666          $83,617
                                                                                              =======

NOTE 5. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Portfolio Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Portfolio Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Portfolio Fund. Repurchase agreements of more than seven days' duration, together with investments in any other securities which are not considered readily marketable by the Securities and Exchange Commission, are not permitted if more than the applicable portion of a Portfolio Fund's net assets (either 10% or 15% depending on the Portfolio Fund) would be so invested.

NOTE 6. DEFERRED ORGANIZATION
AND INITIAL OFFERING EXPENSES

     GAAF, GIQBF and GTEF incurred expenses of $16,418 each in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by each of these Portfolio Funds upon the completion of their first year of operations or when net assets reached $50 million. GBGIF's expenses of $15,218 in connection with its organization and registration were advanced by GISC and were repaid when GBGIF completed one year of operations. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of the Portfolio Funds' operations in February, 1993.

NOTE 7. TRANSACTIONS IN PORTFOLIO FUND SHARES

O THE GUARDIAN PARK AVENUE FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                 7,677,062        $248,191,463            6,037,382        $170,046,951
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gain investments              1,609,384          54,438,335            1,053,246          28,635,093
------------------------------------------------------------------------------------------------------------------
                                            9,286,446         302,629,798            7,090,628         198,682,044
Less shares repurchased                    (4,502,822)       (146,328,114)          (2,821,719)        (79,131,170)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE                             4,783,624        $156,301,684            4,268,909        $119,550,874
==================================================================================================================

O THE GUARDIAN ASSET ALLOCATION FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                   895,730        $ 10,610,499            1,512,956        $ 16,308,961
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gain investments                249,777           3,028,083              256,106           2,621,558
------------------------------------------------------------------------------------------------------------------
                                            1,145,507          13,638,582            1,769,062          18,930,519
Less shares repurchased                      (716,332)         (8,181,805)            (975,487)        (10,299,653)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE                               429,175        $  5,456,777              793,575        $  8,630,866
==================================================================================================================

O THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                   992,691        $ 12,765,871            1,962,179        $ 26,239,004
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gain investments                199,863           2,694,682               22,460             293,682
------------------------------------------------------------------------------------------------------------------
                                            1,192,554          15,460,553            1,984,639          26,532,686
Less shares repurchased                      (797,813)        (10,427,754)            (675,602)         (8,927,296)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE                               394,741        $  5,032,799            1,309,037        $ 17,605,390
==================================================================================================================

                                                                                                                43



O THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                 1,359,952        $ 12,911,461            3,110,719         $30,772,495
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gain investments                302,597           2,917,967              127,928           1,202,423
------------------------------------------------------------------------------------------------------------------
                                            1,662,549          15,829,428            3,238,647          31,974,918
Less shares repurchased                    (1,059,125)        (10,221,819)            (792,656)         (7,570,610)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE                               603,424        $  5,607,609            2,445,991         $24,404,308
==================================================================================================================

O THE GUARDIAN TAX-EXEMPT FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                   181,089        $  1,707,367              258,142         $ 2,414,315
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gain investments                 52,140             736,433               83,405             769,939
------------------------------------------------------------------------------------------------------------------
                                              233,229           2,443,800              341,547           3,184,254
Less shares repurchased                      (228,631)         (2,388,693)            (611,851)         (5,698,639)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE)                      4,598        $     55,107             (270,304)       $ (2,514,385)
==================================================================================================================

O THE GUARDIAN CASH MANAGEMENT FUND

                                              Year Ended December 31, 1995            Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------
                                               Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                               155,096,061        $155,096,061           86,145,741         $86,145,741
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income                 3,310,843           3,310,843            1,577,440           1,577,440
------------------------------------------------------------------------------------------------------------------
                                          158,406,904         158,406,904           87,723,181          87,723,181
Less shares repurchased                  (145,224,145)       (145,224,145)         (65,723,454)        (65,723,454)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE                            13,182,759        $ 13,182,759           21,999,727         $21,999,727
==================================================================================================================

NOTE 8. LINE OF CREDIT

     A $20,000,000 line of credit available to all of the Portfolio Funds and the five Funds included in the related Guardian variable products has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1995, none of the Portfolio Funds borrowed against this line of credit.

FINANCIAL HIGHLIGHTS

o THE GUARDIAN PARK AVENUE FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE YEARS INDICATED:

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                   -------------------------------------------------------------------------------------------------
                                   1995      1994      1993       1992      1991     1990      1989      1988      1987       1986
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 YEAR ...........................  $26.89    $28.63    $25.17    $22.23    $18.26    $21.56    $20.46    $18.63    $20.74    $21.20
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment
  income ........................    0.33      0.31      0.50      0.45      0.65      0.68      0.92      0.60      0.47      0.35
 Net realized and
  unrealized gain/
  (loss) on
  investments ...................    8.87     (0.72)     4.56      4.05      5.71     (3.28)     3.88      3.23      0.20      3.33
------------------------------------------------------------------------------------------------------------------------------------
 Net increase/
  (decrease) from
  investment
  operations ....................    9.20     (0.41)     5.06      4.50      6.36     (2.60)     4.80      3.83      0.67      3.68
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net
  investment income .............   (0.33)    (0.31)    (0.50)    (0.44)    (0.66)    (0.70)    (0.98)    (0.55)    (0.60)    (0.33)
 Distributions from
  net realized gain
  on investments ................   (1.79)    (1.02)    (1.10)    (1.12)    (1.73)       --     (2.72)    (1.45)    (2.18)    (3.81)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions .............   (2.12)    (1.33)    (1.60)    (1.56)    (2.39)    (0.70)    (3.70)    (2.00)    (2.78)    (4.14)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF YEAR ....................  $33.97    $26.89    $28.63    $25.17    $22.23    $18.26    $21.56    $20.46    $18.63    $20.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN* ...................   34.28%    (1.44%)   20.28%    20.48%    35.16%   (12.21%)   23.66%    20.78%     2.95%    18.38%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  year (000's
  omitted) ......................$972,275  $640,917  $560,193  $335,660  $270,095  $216,457  $228,190  $176,000  $157,045  $136,243
 Ratio of expenses
  to average net
  assets ........................    0.81%     0.84%     0.81%     0.68%     0.67%     0.69%     0.70%     0.69%     0.68%     0.71%
 Ratio of net
  investment income
  to average net
  assets ........................    1.07%     1.15%     1.89%     1.94%     2.96%     3.51%     4.01%     2.82%     2.08%     1.79%
 Portfolio  turnover  ratio .....      78%       54%       46%       64%       57%       47%       47%       58%       50%       48%
====================================================================================================================================


* Excludes effect of sales load.

FINANCIAL HIGHLIGHTS

o THE GUARDIAN CASH MANAGEMENT FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIODS INDICATED:

------------------------------------------------------------------------------------------------------------------------------------


                                                                                         Three
                                                                                         Months
                                                  Year Ended December 31,                Ended         Year Ended September 30,
                                   --------------------------------------------------   Dec. 31,   ---------------------------------
                                    1995     1994     1993     1992     1991     1990     1989     1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD                            $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment
  income                            0.051    0.034    0.021    0.030    0.053    0.076    0.086    0.024    0.066    0.053    0.063
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net
 investment income                 (0.051)  (0.034)  (0.021)  (0.030)  (0.053)  (0.076)  (0.086)  (0.024)  (0.066)  (0.053)  (0.063)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                         5.22%    3.48%    2.15%    3.06%    5.70%    7.91%    8.60%    2.40%**  6.60%    5.30%    6.30%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  period (000's
  omitted)                        $69,913  $56,730  $34,731  $37,780  $44,054  $47,143  $33,821  $21,961  $20,603  $19,618  $20,451
 Ratio of expenses
  to average net
  assets                             0.85%    0.87%    1.02%    0.70%    0.67%    0.65%    0.65%    1.00%*   1.00%    1.00%    1.00%
 Ratio of expenses
  subsidized by
  GISC                               0.37%    0.50%    0.42%    0.44%    0.35%    0.41%    0.52%    0.38%*   0.28%    0.35%    0.22%
 Ratio of net
  investment income
  to average net
  assets                             5.10%    3.54%    2.13%    3.01%    5.30%    7.57%    8.56%    7.63%*   6.32%    5.34%    6.36%
====================================================================================================================================


 * Ratios are annualized.
** Not annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
 PERIODS INDICATED:





 -------------------------------------------------------------------------------------------------------------------------
                                                                                                        THE GUARDIAN
                                                                 THE GUARDIAN                          BAILLIE GIFFORD
                                                            ASSET ALLOCATION FUND                    INTERNATIONAL FUND
 -------------------------------------------------------------------------------------------------------------------------
                                                                                Period from
                                                                                February 16,
                                                     Year Ended December 31,     1993* to          Year Ended December 31,
                                                     -----------------------    December 31,       -----------------------
                                                       1995          1994           1993           1995             1994
 -------------------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF PERIOD                $10.23         $10.98         $10.00         $13.01           $13.19
 -------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                         0.23           0.28           0.19           0.04             0.01
  Net realized and unrealized gain/(loss)
   on investments and foreign currency
   related transactions                                2.29          (0.52)          1.02           1.40            (0.09)
 -------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
   investment  operations                              2.52          (0.24)          1.21           1.44            (0.08)
 -------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                (0.23)         (0.28)         (0.18)         (0.04)           (0.01)
  Distributions in excess of net
   investment income                                     --             --             --          (0.23)              --
  Distributions from net realized gain
   on investments and foreign currency
   related transactions                               (0.33)         (0.23)         (0.05)         (0.61)           (0.09)
 -------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (0.56)         (0.51)         (0.23)         (0.88)           (0.10)
 -------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                      $12.19         $10.23         $10.98         $13.57           $13.01
 -------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN**                                       24.51%         (2.13)%        12.16%         11.14%           (0.55)%
 =========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)         $70,591        $54,875        $50,200        $44,546          $37,542
  Ratio of expenses to average net assets              1.25%          1.30%          1.29%+         1.74%            1.91%
  Ratio of net investment income/(loss) to
   average net assets                                  1.98%          2.72%          2.07%+         0.19%            0.20%
  Ratio of expenses subsidized by GISC                  --             --             --             --               --
  Portfolio turnover ratio                              219%           216%           165%            51%              33%
 =========================================================================================================================
  * Commencement of operations.
 ** Excludes effect of sales load
  + Annualized.




 --------------------------------------------------------------------------------------------------------------------------
                                                    THE GUARDIAN                      THE GUARDIAN
                                                   BAILLIE GIFFORD                 INVESTMENT QUALITY
                                                 INTERNATIONAL FUND                     BOND FUND
 --------------------------------------------------------------------------------------------------------------------------
                                                      Period from                                       Period from
                                                      February 16,                                      February 16,
                                                       1993* to          Year Ended December 31,         1993* to
                                                      December 31,       -----------------------        December 31,
                                                         1993              1995           1994             1993
 ---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                   $10.00           $ 9.12           $10.04          $10.00
 ---------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

  Net investment income/(loss)                           (0.02)            0.59             0.46            0.37
  Net realized and unrealized gain/(loss)
   on investments and foreign currency
   related transactions                                   3.32             0.88            (0.90)           0.18
 ---------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) from
   investment  operations                                 3.30             1.47            (0.44)           0.55
 ---------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                   --               (0.59)           (0.46)          (0.37)
  Distributions in excess of net
   investment income                                     --               --               --              --
  Distributions from net realized gain
   on investments and foreign currency
   related transactions                                  (0.11)           --               (0.02)          (0.14)
 ---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.11)           (0.59)           (0.48)          (0.51)
 ---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                         $13.19           $10.00            $9.12          $10.04
 ---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN**                                          32.98%           16.64%           (4.50)%          4.13%
 ===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)            $20,809          $53,706          $43,487         $23,310
  Ratio of expenses to average net assets                 2.35%+           0.75%            1.46%           1.42%+
  Ratio of net investment income/(loss) to
   average net assets                                    (0.21)%+          6.11%            4.94%           3.68%+
  Ratio of expenses subsidized by GISC                     --              0.39%            --              --
  Portfolio turnover ratio                                9%                401%             186%            167%
 ===========================================================================================================================
  * Commencement of operations.
 ** Excludes effect of sales load.
  + Annualized.





 ------------------------------------------------------------------------------------------------
                                                                  THE GUARDIAN
                                                                 TAX-EXEMPT FUND
 ------------------------------------------------------------------------------------------------
                                                                                    Period from
                                                                                    February 16,
                                                     Year Ended December 31,         1993* to
                                                     -----------------------        December 31,
                                                     1995               1994            1993
 ------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD               $8.86              $10.20          $10.00
 ------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                       0.44                0.40            0.34
  Net realized and unrealized gain/(loss)
   on investments and foreign currency
   related transactions                              0.83               (1.30)           0.40
 ------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
   investment  operations                            1.27               (0.90)           0.74
 ------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income              (0.44)              (0.40)          (0.34)
  Distributions in excess of net
   investment income                                  --                  --              --
  Distributions from net realized gain
   on investments and foreign currency
   related transactions                               --                (0.04)          (0.20)
 ------------------------------------------------------------------------------------------------
  Total Distributions                               (0.44)              (0.44)          (0.54)
 ------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                     $9.69              $ 8.86          $10.20
 ------------------------------------------------------------------------------------------------
 TOTAL RETURN**                                     14.59%              (8.98)%          5.55%
 ================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)        $17,501            $15,967         $21,135
  Ratio of expenses to average net assets            0.75%               1.09%           1.36%+
  Ratio of net investment income/(loss) to
   average net assets                                4.66%               4.26%           3.35%+
  Ratio of expenses subsidized by GISC               0.79%               0.47%          --
  Portfolio turnover ratio                            194%                107%            108%
 ================================================================================================
  * Commencement of operations.
 ** Excludes effect of sales load.
  + Annualized.

                                                                                             49


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
THE PARK AVENUE PORTFOLIO

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP

New York, New York
February 9, 1996

 o  TRUSTEES

    Arthur V. Ferrara, CLU. -- Chair
    John C. Angle
    Frank J. Fabozzi, Ph.D.
    Leo R. Futia, CLU
    William W. Hewitt, Jr.
    Sidney I. Lirtzman, Ph.D.
    Joseph D. Sargent
    Carl W. Schafer
    Robert G. Smith, Ph.D.

 o  OFFICERS

    Frank J. Jones -- President
    Charles E. Albers
    Michele S. Babakian
    Joseph A. Caruso
    Alexander M. Grant, Jr.
    Raymond J. Henry
    Thomas R. Hickey, Jr.
    Ann T. Kearney
    R. Robin Menzies
    Nikolaos D. Monoyios
    John B. Murphy
    Frank L. Pepe
    Richard T. Potter, Jr.

[ ] INVESTMENT ADVISER
& DISTRIBUTOR

Guardian Investor Services
 Corporation(R)
201 Park Avenue South
New York, New York 10003

[ ] CUSTODIAN OF ASSETS

State Street Bank and Trust
 Company
Custody and Shareholder
 Services Division
P.O. Box 1713
Boston, Massachusetts 02102

[ ] SHAREHOLDER SERVICING AGENT &
DIVIDEND PAYING AGENT FOR STATE
STREET BANK AND TRUST COMPANY

National Financial Data Services
P.O. Box 419611
Kansas City, Missouri 64141-6611

[ ] INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, N.Y. 10019

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

EB-011566 (12/95)

ANNUAL
REPORT
TO
SHAREHOLDERS

DECEMBER 31, 1995

THE PARK AVENUE PORTFOLIO

[ ] THE GUARDIAN
PARK AVENUE FUND

[ ] THE GUARDIAN
ASSET ALLOCATION FUND

[ ] THE GUARDIAN
BAILLIE GIFFORD
INTERNATIONAL FUND

[ ] THE GUARDIAN
INVESTMENT QUALITY
BOND FUND

[ ] THE GUARDIAN
TAX-EXEMPT FUND

[ ] THE GUARDIAN
CASH MANAGEMENT FUND

                                      (LOGO)
--------------------------------------------
GUARDIAN INVESTOR SERVICES CORPORATION

[ ] TRUSTEES
    Arthur V. Ferrara, CLU -- Chair
    John C. Angle
    Frank J. Fabozzi, Ph.D.
    Leo R. Futia, CLU
    William W. Hewitt, Jr.
    Sidney I. Lirtzman, Ph.D.
    Joseph D. Sargent
    Carl W. Schafer
    Robert G. Smith, Ph.D.

[ ] OFFICERS
    Frank J. Jones -- President
    Charles E. Albers
    Michele S. Babakian
    Joseph A. Caruso
    Alexander M. Grant, Jr.
    Raymond J. Henry
    Thomas R. Hickey, Jr.
    Ann T. Kearney
    R. Robin Menzies
    Nikolaos D. Monoyios
    John B. Murphy
    Frank L. Pepe
    Richard T. Potter, Jr.


[ ] INVESTMENT ADVISER
& DISTRIBUTOR

Guardian Investor Services Corporation(R)
201 Park Avenue South
New York, New York 10003

[ ] CUSTODIAN OF ASSETS

State Street Bank and Trust Company
Custody and Shareholder Services Division
Post Office Box 1713
Boston, Massachusetts 02102

[ ] SHAREHOLDER SERVICING AGENT &
DIVIDEND PAYING AGENT FOR STATE
STREET BANK AND TRUST COMPANY

National Financial Data Services
Post Office Box 419611
Kansas City, Missouri 64141-6611

[ ] INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, N.Y. 10019

            Guardian Investor Services Corporation(R)
[LOGO]      201 Park Avenue South
            New York, New York 10003

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

EB-011566M (12/95)

Bulk Rate Mail
U.S. Postage Paid
Newark, NJ
Permit No. 45

ANNUAL
REPORT
TO
SHAREHOLDERS

DECEMBER 31, 1995



THE PARK AVENUE PORTFOLIO

[ ]The Guardian
Park Avenue Fund

[ ] The Guardian
Asset Allocation Fund

[ ] The Guardian
Baillie Gifford
International Fund

[ ] The Guardian
Investment Quality
Bond Fund

[ ] The Guardian
Tax-Exempt Fund

[ ] The Guardian
Cash Management Fund

--------------------------------------   [LOGO]
GUARDIAN INVESTOR SERVICES CORPORATION